As filed with the Securities and Exchange Commission on September 10, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust

(Exact name of registrant as specified in charter)

570 Lexington Avenue

New York, NY 10022-6837

(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro

570 Lexington Avenue

New York, NY 10022-6837

(Name and address of agent for service)

800-245-9888

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1. Reports to Stockholders.

ROCHDALE

INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Mid/Small Growth Portfolio

Rochdale Mid/Small Value Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Semi-Annual Report

June 30, 2009

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

August 13, 2009

Dear Fellow Shareholders:

We would like to share the performance of the Rochdale Funds (“Funds”) for the six months ended June 30, 2009. After nineteen long months, the U.S. appears to be at last reaching a turning point for both the real economy and for the financial crisis. This has been the longest and worst recession in post-war history, but improvements in economic activity are present and forward looking indicators point to a reduction in the pace of job losses, an upturn in manufacturing activity and housing starts, and an easing of credit conditions. While the economy still has a number of secular long-term structural issues, the likelihood of a moderate economic recovery by later this fall and continuing throughout 2010 now appears highly probable.

Indeed, renewed investor confidence in economic prospects and financial system stabilization have sparked a historic market rally that has seen major indices rise 50% or more from the March lows. Virtually every investment professional has been surprised by the magnitude of the stock advance since March. The defensive positioning of our funds in January limited the negative impact of the steep equity market decline during the first two months of 2009, although the recent rally, which was driven by the more speculative and lower quality companies, has led to overall underperformance.

Though we can conclude we are in a cyclical equity market recovery, we are not yet convinced that a strong multi-year secular bull market has begun. Never over the past four decades of economic cycles have we experienced the combination of unique circumstances which led to this Great Recession. Therefore the nature and extent of this recovery must be carefully analyzed on its own attributes. The major difference between the Great Recession and prior periods of economic contraction centers on our thesis of a 1,000 day consumer retrenchment period. The reasons for this retrenchment period are threefold: declining aggregate wages and incomes, falling asset values and rising saving rates, and constrained access to credit. Not once in any period over the last 40 years, have all three forces been present to the extent that they are today and we expect their combined impact on economic growth to be noticeable.

Broad Market Index Performance Year-to-date through June 30, 2009
Index	Total Return
S&P 500	4.63%
S&P MIDCAP 400	8.47%
S&P SMALLCAP 600	0.67%
NASDAQ COMPOSITE	18.34%
BARCLAYS AGGREGATE BOND	1.28%
Source: Lipper

Performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be found on our web site at www.rochdale.com. Total returns do not reflect sales charges, which, when applied, would lower returns.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the respective investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

ROCHDALE INVESTMENT TRUST

The U.S. consumer has been the engine of economic growth and contributes over 70% of aggregate demand, but we are at the end of a long spending cycle fueled by increasing private debt that has ended badly for many. The process of reducing debt and increasing savings is going to take years to accomplish, limiting overall economic growth in the medium-term. Longer-term, we are concerned about the ability of the Fed to reverse the monetary stimulus process and exit the various emergency stabilization programs. No amount of stimulus spending can change the fact that the multi-year consumer deleveraging process now underway will be an obstacle against achieving strong economic growth. Moreover, given that we have become enmeshed in bailouts and massive budget deficits, current public debt-based spending will bring about additional constraints for the economy in the years ahead.

Accordingly, our investments strategy is influenced by the moderate recovery path we anticipate. We want to be invested in high quality companies with a recognition for fundamental valuation. As the economy begins to recover, growth is unlikely to be as strong as it normally would be coming out of recession, hindering a full recovery in the labor market. Attractive revenue growth rates will be difficult for businesses to achieve in this environment, so we are focused on high quality, dominant market share companies. Despite this, during the recent market rally we have experienced a fundamental inversion where specific company fundamentals are of secondary importance. In fact, this market rally to date has been characterized by some of the worst fundamental companies rising the most. In contrast, our fundamental security selection process is dedicated to acquiring, at reasonable prices, good businesses that can sustain revenue growth and generate solid profits during a period of modest economic expansion.

As the current investor theme of economic recovery gives way to the reality of a moderate revenue growth environment, we believe we will see a market that more appropriately reflects valuations, corporate earnings potential, and balance sheet strength. We continue to find attractive long-term opportunities in stocks, even discounting several more quarters of below trend historical growth in the economy. Lower costs, lagging wages, and higher productivity growth are all expected to trigger a fairly substantial rebound in corporate profits in 2010. This coupled with better functioning credit markets, a prolonged period of easy monetary policy and continued improvements across the labor and housing markets, all suggest that equity markets should provide more normal returns for the year ahead.

Shareholders in Rochdale Funds can be confident that our time tested investment process and team of trained Fund managers will enable us to successfully navigate through the unique economic and financial landscape ahead. Over the past decade, our process has held up well. While challenges lie ahead, you can rely on Rochdale Funds to own quality companies that are in solid financial condition and that rank highly on the measures of growth, valuation, and economic activity.

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Fund

The Large Growth Fund invests primarily in large U.S. companies within growth industries such as technology, medical products, financial services, and consumer services. Growth industries typically exhibit stronger earnings growth with relatively higher price-to-earnings ratios than their value counterparts. During the six month period ended June 30, 2009, Rochdale’s Large Growth Fund returned a -0.86%, underperforming the S&P 500/Citi Growth benchmark’s 7.52% return.

We took a defensive stance and reduced the overall risk of our Fund in the first half of 2009 amid a deep global recession and high market volatility. While this helped us in the first few months (the Large Cap Growth Fund was outperforming the benchmark going into the March decline), the net effect has led to underperformance for the first half of the year. We avoided depressed and cyclical areas such as financials, banks, insurance and materials, as well as companies with weak balance sheets, high leverage and poor earnings visibility, which rallied from their March lows.

Our proprietary equity market bottom model turned positive in May. In addition, over the past few months, all of our near term and intermediate term indicators have begun to strongly indicate the end of this recession is likely to occur in the third or fourth quarter. We have thus re-positioned our Large Cap Growth Fund and shifted our investment strategy to pursue good growth companies. We like the early cyclical groups such as technology and industrials that will benefit from the resumption in economic growth. We continue to favor fundamentally sound companies with solid balance sheets, good cash flows, attractive valuation and sustainable revenue growth.

Large Growth Fund: Top Ten Holdings as of June 30, 2009
Company	Percent of Net Assets
Exxon Mobil Corp.	3.9%
ENSCO International Inc.	2.7%
Hess Corp.	2.7%
United States Steel Corp.	2.7%
Bank of America Corp.	2.4%
Monsanto Co.	2.3%
Fluor Corp.	2.2%
ABB Ltd.	2.1%
Cummins Inc.	2.1%
Microsoft Corp.	2.0%

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Growth Fund is 1.33%. Standard returns for the Rochdale Large Growth Fund, inception date 12/31/1999, for the periods ended 6/30/09 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year and 5-year: -35.35%, -9.64% and -5.03%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year and 5-year: -39.08%, -11.40% and -6.15%, respectively.

ROCHDALE INVESTMENT TRUST

Rochdale Large Value Fund

The Large Value Fund invests primarily in select large U.S. companies across economically cyclical industries including energy, financials, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the six month period ended June 30, 2009 our Large Value Fund posted a -9.91% return, compared with the S&P 500/Citi Value benchmark’s -1.41% return.

The Large Cap Value Fund was constructed defensively in the first half of 2009 and held an elevated cash level. We chose to avoid both consumer sensitive stocks and, in large part, the banks. We held a cautious stance and preferred lower overall risk across the

Fund. While this helped us through early March (the Large Cap Value Fund was outperforming the benchmark by 3.59% at the end of the first quarter), the net effect for the first half was a period of underperformance. Investors decided to take on more risk by investing in companies in cyclical areas such as financials, banks, insurance and materials and with weak balance sheets, high leverage and poor earnings visibility.

In May, Rochdale’s proprietary stock market bottom range model turned positive for the first time during this bear market and indicated that we were within 1-2 months of a market bottom. We have been positioning our Large Cap Value Fund from defensive to offensive. We reduced our cash level and began to invest in a broader universe of stocks. We like sectors such as materials and industrials that will benefit from the global economic recovery and from the growth in emerging markets like China and India. We also looked beyond 2009 and selectively added weights to banks and financials. We believe companies with strong cash flows, sustainable growth in revenue and good earnings visibility will perform well in the long-term.

Large Value Fund: Top Ten Holdings as of June 30, 2009
Company	Percent of Net Assets
JP Morgan Chase & Co.	2.6%
ABB Ltd.	2.5%
Nucor Corp.	2.4%
Northern Trust Corp.	2.4%
Deere & Co.	2.2%
United States Steel Corp.	2.2%
Bank of New York Mellon Corp.	2.2%
Monsanto Co.	2.0%
Metlife, Inc.	2.0%
Fluor Corp.	2.0%

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Value Fund is 1.35%. Standard returns for the Rochdale Large Value Fund, inception date 12/31/1999, for the periods ended 6/30/09 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year and 5-year: -40.35%, -14.77% and -4.79%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year and 5-year: -43.78%, -16.44% and -5.91%, respectively.

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Growth Fund

The Mid/Small Growth Fund invests primarily in medium and small-sized U.S. companies across growth industries such as energy, health care equipment & services, capital goods and software & services. For the first six months of 2009, Rochdale’s Mid/Small Growth Fund returned 1.53% as compared to the S&P/Citi 1000 Growth, which returned 9.62%.

The first half of 2009 saw large moves in the markets with equities experiencing significant losses through the beginning of March only to recover from the lows by the end of the June. During the first half of the year, mid-cap companies were in favor as they outperformed their large-cap peers. Furthermore, as economic prospects improved, we observed a market rally in companies that are typically sensitive to overall economic conditions such as those in the automotive, retailing and energy industry groups, while companies in more defensive industry groups such as in household & personal products and food & staples turned in lackluster performances. Our strategy of underweighting low quality companies that we expected to perform poorly in a recessionary environment led to underperformance during the period as these companies rallied. However, the overall Fund return is reasonable when macro economic risk factors are taken into account.

We begin the second half of 2009 by continuing to focus on higher quality companies with strong balance sheets. This includes companies with low levels of debt, strong management teams, attractive cash flows, strong prospects for growth and viable business models. We believe that this strategy over the longer term will prove to be successful. At the end of the first half, the Fund’s Return on Equity (ROE), which is a measure of return to shareholders, was 16.8% compared to the benchmark’s 12.6%. Furthermore, the Fund’s PEG ratio, which is a measure of how much investors are paying for earnings growth, was 1.2X as compared to the benchmark’s 2.1X, indicating that the Fund owns growth at more reasonable prices relative to the benchmark. Some of the industry groups that we favor as we enter the second half can be found in biotechnology, materials and technology.

Mid/Small Growth Fund: Top Ten Holdings as of June 30, 2009
Company	Percent of Net Assets
Intuit Inc.	3.6%
Southwestern Energy Co.	3.4%
Ball Corp.	3.2%
Church & Dwight Co., Inc.	2.6%
Watson Wyatt Worldwide Inc. — Class A	2.6%
Jack Henry & Associates, Inc.	2.5%
Jacobs Engineering Group Inc.	2.5%
McAfee, Inc.	2.5%
Waters Corp.	2.4%
Lincare Holdings Inc.	2.4%

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Growth Fund is 1.43%. Standard returns for the Rochdale Mid/Small Growth Fund, inception date 12/31/1999, for the periods ended 6/30/09 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year and 5-year: -34.20%, -11.54% and -3.44%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year and 5-year: -37.98%, -13.27% and -4.57%, respectively.

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Value Fund

The Mid/Small Value Fund invests primarily in medium and small-sized U.S. companies across value industries including utilities, real estate, capital goods and banks. During the first half ending June 30, 2009, Rochdale’s Mid/Small Value Fund returned 1.49% as compared to the S&P/Citi 1000 Value, which returned 2.28%. Our strategy of investing in high quality companies with stable earnings and attractive valuations helped us to avoid the large losses experienced by other funds that invested earlier in the year in financial companies such as banks and real estate companies.

As we progressed through the first half of 2009, investors grew less risk averse and we saw lower quality companies outperform. Companies within autos and retailing led the value universe during the first half followed by the strong second quarter performance of media and diversified financial companies. Our decision was to focus on companies with strong balance sheets and in companies we felt confident would be solid despite a recessionary environment. However, the decision to underweight riskier industry groups during the second quarter led to the Fund underperforming overall for the period.

As we progress into the latter half of 2009, we remain focused on investing in companies with strong growth prospects, manageable debt levels, reasonable valuations, and quality management. On average, the Fund’s holdings are trading 15.6X forwards earnings, which compares favorably to the benchmark’s 26.8X. This indicates that the Fund’s holdings are more reasonably valued than the benchmark’s. Additionally, the level of long-term debt to capital for the Fund’s holdings is 27.5% compared to 35.2% for the benchmark. We expect mid and small-cap companies with lower levels of debt to outperform as they do not face the liquidity and cash issues of their more highly leveraged peers. Over the long term we expect their performance to reflect this.

Mid/Small Value Fund: Top Ten Holdings as of June 30, 2009
Company	Percent of Net Assets
BJ’s Wholesale Club, Inc.	2.9%
Shaw Group Inc./The	2.4%
Quanta Services, Inc.	2.4%
FMC Corp.	2.4%
Rock-Tenn Co. — Class A	2.4%
Sensient Technologies Corp.	2.4%
Ingram Micro Inc. — Class A	2.2%
SEACOR Holdings Inc.	1.9%
Avnet, Inc.	1.9%
Calgon Carbon Corp.	1.8%

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Value Fund is 1.45%. Standard returns for the Rochdale Mid/Small Value Fund, inception date 12/31/1999, for the periods ended 6/30/09 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year and 5-year: -36.02%, -12.85% and -2.77%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year and 5-year: -39.70%, -14.55% and -3.92%, respectively.

ROCHDALE INVESTMENT TRUST

Rochdale Dividend & Income Fund

The Dividend & Income Fund seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in high dividend common stocks and other high yielding securities of companies that have exhibited attractive dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. The Fund continued to experience volatility in the first half of 2009, the bulk of which occurred in the first quarter. After the S&P 500 index hit a low in March, markets began to recover, and this recovery held, for the most part, through the end of the second quarter.

For the first half of the year, the Fund was down 1.37% versus a -12.54% in the Dow Jones Select Dividend Index. The

Fund was helped by our pipeline and propane MLP holdings. The Fund benefitted by being underweight banks, as the KBW Bank index was down 16.59% in the first half. Despite a difficult past year for all equity investors, the Fund was rated in the top quartile (“A”) for the Lipper Equity Income Total Return category and thus earned a 5 out of 5 Lipper Leader ranking for the category. Additionally, the Fund was a Lipper Leader for the Consistent Return category and for the Preservation category. The market conditions have been very challenging, but we were pleased to have received these high relative rankings.

For the second half of the year we have more optimism and expect a moderate recovery. We are maintaining our defensive position including an overweighting of recession resistant stocks and an underweight in the banking sector. We continue monitoring the market for an opportunity to put cash to use as the economy shows more signs of stabilizing. We feel that the steady operating performance and defensive nature of many of the companies in the Fund will lead to positive total returns longer-term. We continue to expect volatility to remain higher than in years’ past as well as higher than normal portfolio turnover. For the first half of the year, the Fund paid two dividends of $0.26 each, which would annualize to $1.04 for the year, a level that is similar to 2008. Overall, we continue to focus strongly on the stability of each company’s dividend and in the potential growth of the dividend over time.

Dividend & Income Fund: Top Ten Holdings as of June 30, 2009
Company	Percent of Net Assets
McDonald’s Corp.	5.0%
Bristol-Myers Squibb Co.	4.6%
Exxon Mobil Corp.	2.4%
Occidental Petroleum Corp.	2.3%
B & G Foods, Inc. — EIS	2.2%
Wal-Mart Stores, Inc.	2.2%
Vector Group Ltd.	2.1%
Nationwide Health Properties, Inc.	2.0%
Procter & Gamble Co./The	1.9%
HRPT Property Trust	1.9%

The unsubsidized total annual fund operating expense ratio for the Rochdale Dividend & Income Fund is 1.46%. Standard returns for the Rochdale Dividend & Income Fund, inception date 6/1/1999, for the periods ended 6/30/09 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, 5-year and 10-year: -19.85%, -4.62%, 1.35% and -0.32%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, 5-year and 10-year: -24.45%, -6.49%, 0.16% and -0.90%, respectively.

ROCHDALE INVESTMENT TRUST

Rochdale Intermediate Fixed Income Fund

The Fixed Income market was volatile in the first quarter of 2009 but showed signs of stability in the second quarter relative to the prior two quarters. To some degree, investors’ appetite for risk returned to the fixed income market in the quarter amid signs of the recession moderating. In addition, the U.S. government’s initiatives helped to restore additional stability in the financial markets. Overall credit spreads contracted in the first half of 2009. However, intermediate and longer-term interest rates rose sharply as longer-term treasuries came under pressure due to the weight of expected new treasury issues to fund the stimulus plan, the growing U.S. deficit, and the Federal Reserve’s quantitative easing.

Over the first half of the year, the 10-year treasury benchmark rate increased 127 basis points, the 5-year treasury benchmark rate increased 101 basis points, and the 10-year over 2-year treasury yield spread expanded by 91.4 basis points. The steeping of the yield curve was a factor in the Fund’s modest underperformance (1.07% return vs. the Barclays Capital Intermediate U.S. Government/Credit Index return of 1.62%) due to the Fund’s slightly longer duration during the period. We believe it was appropriate to reduce the Fund’s duration, with a focus on specific yield curve positioning and bond selection to maximize returns. While credit spreads have come down from historically high levels, we expect the trend to continue. We are taking advantage of this trend by opportunistically investing in investment grade corporate bonds that offer attractive total return potentials. We remain optimistic for Fixed Income in the second half, given little signs of inflation as the U.S. economy begins to show signs of recovery through 2009.

Intermediate Fixed Income Fund: Top Ten Holdings as of June 30, 2009
Company	Percent of Net Assets
Federal National Mortgage Association	12.6%
Federal Home Loan Mortgage Corporation	9.7%
Federal Farm Credit Bank	8.1%
Federal Home Loan Bank	4.9%
General Electric Capital Corp.	4.2%
Goldman Sachs Group, Inc.	1.8%
American Express Centurion	1.8%
President & Fellows of Harvard College	1.7%
Eaton Vance	1.5%
Verizon	1.3%

The unsubsidized total annual fund operating expense ratio for the Rochdale Intermediate Fixed Income Fund is 1.19%. Standard returns for the Rochdale Intermediate Fixed Income Fund, inception date 12/31/1999, for the periods ended 6/30/09 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year and 5-year: -0.34%, 2.71% and 2.91%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year and 5-year: -6.06%, 0.70% and 1.69%, respectively.

ROCHDALE INVESTMENT TRUST

Thank you for your investment in Rochdale Funds. We take our responsibility as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. For more frequent updates, please call us at 1-800-245-9888 or visit our Website at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.

Sincerely,

Carl Acebes

Garrett R. D’Alessandro, CFA, AIF®

David J. Abella, CFA

Portfolio Managers

Important Disclosures

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. Companies.

The Standard & Poor’s (S&P) MidCap 400 Index represents 400 medium-size U.S. companies.

The Standard & Poor’s (S&P) SmallCap 600 Index represents 600 small U.S. companies.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4000 issues that trade on the NASDAQ system.

The Barclays Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years.

The S&P 500/Citigroup Value Index, together with the S&P 500/Citigroup Growth Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the Value index score higher on value versus growth factors, based on the S&P/Citigroup multi-factor methodology.

The S&P 500/Citigroup Growth Index, together with the S&P 500/Citigroup Value Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the Growth index score higher on growth versus value factors, based on the S&P/Citigroup multi-factor methodology.

The Standard & Poor’s (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

Lipper indices track the total return performance of the 30 largest funds within the respective Lipper category.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

Valuation data was derived from FactSet.

Unsubsidized total annual fund operating expense ratios shown are based on the 4/27/09 Rochdale Investment Trust Prospectus Report.

THESE STOCKS LISTED HEREIN ARE NOT STOCK RECOMMENDATIONS AND SHOULD NOT BE USED AS SUCH.

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2009 (Unaudited)

			Annualized
	Year-to-Date	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Rochdale Large Growth Portfolio
Return at NAV(2)	(0.86%)	(35.35%)	(9.64%)	(5.03%)	—	(6.60%)
Return at POP(3)	(6.58%)	(39.08%)	(11.40%)	(6.15%)	—	(7.19%)
S&P 500/Citigroup Growth Index	7.52%	(23.88%)	(5.06%)	(1.85%)	—	(5.04%)
Lipper Large-Cap Growth Category Average	10.90%	(27.04%)	(6.56%)	(2.17%)	—	N/A

Rochdale Large Value Portfolio
Return at NAV(2)	(9.91%)	(40.35%)	(14.77%)	(4.79%)	—	(3.40%)
Return at POP(3)	(15.10%)	(43.78%)	(16.44%)	(5.91%)	—	(4.00%)
S&P 500/Citigroup Value Index	(1.41%)	(28.63%)	(11.50%)	(2.80%)	—	(1.25%)
Lipper Large-Cap Value Category Average	0.92%	(26.95%)	(9.96%)	(2.40%)	—	N/A

Rochdale Mid/Small Growth Portfolio
Return at NAV(2)	1.53%	(34.20%)	(11.54%)	(3.44%)	—	0.53%
Return at POP(3)	(4.32%)	(37.98%)	(13.27%)	(4.57%)	—	(0.09%)
S&P 1000/Citigroup Growth Index	9.62%	(28.41%)	(6.86%)	0.52%	—	3.57%
Lipper Mid-Cap Core Category Average	9.09%	(29.11%)	(8.93%)	(1.16%)	—	N/A

Rochdale Mid/Small Value Portfolio
Return at NAV(2)	1.49%	(36.02%)	(12.85%)	(2.77%)	—	3.61%
Return at POP(3)	(4.36%)	(39.70%)	(14.55%)	(3.92%)	—	2.96%
S&P 1000/Citigroup Value Index	2.28%	(26.32%)	(9.72%)	(0.76%)	—	4.75%
Lipper Small-Cap Value Category Average	4.70%	(24.24%)	(10.71%)	(1.70%)	—	N/A

Rochdale Dividend & Income Portfolio(4)
Return at NAV(2)	(1.37%)	(19.85%)	(4.62%)	1.35%	(0.32%)	0.36%
Return at POP(3)	(7.02%)	(24.45%)	(6.49%)	0.16%	(0.90%)	(0.23%)
S&P 500 Index	3.16%	(26.21%)	(8.22%)	(2.24%)	(2.22%)	(1.68%)
Dow Jones Select Dividend Index	(12.54%)	(23.19%)	(13.28%)	(4.44%)	—	N/A
Lipper Equity Income Category Average	1.23%	(24.52%)	(7.84%)	(0.92%)	5.87%	N/A

Rochdale Intermediate Fixed Income Portfolio
Return at NAV(2)	1.07%	(0.34%)	2.71%	2.91%	—	4.72%
Return at POP(3)	(4.76%)	(6.06%)	0.70%	1.69%	—	4.07%
Barclays Capital Intermediate Government/Credit Bond Index	1.62%	5.27%	6.13%	4.57%	—	5.83%
Lipper Intermediate Investment Grade Category Average	5.38%	2.12%	3.89%	3.26%	—	N/A

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2009 (Unaudited), Continued

(1)

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value and Intermediate Fixed Income Portfolios began investing in portfolio securities, pursuant to each of their investment guidelines, on December 31, 1999. The Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999.

(2)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(3)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4)

Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999. Prior to June 27, 2003, the Dividend & Income Portfolio operated under a different investment objective and strategy as the Rochdale Alpha Portfolio.

N/A – not available.

Past performance is not predictive of future performance.

Index Descriptions

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value Indices are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Standard & Poor’s (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

The Barclays Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturity from 1 to 10 years, representing securities in the intermediate maturity range of the Barclays Capital Government/Credit Bond Index.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.

Lipper Category Descriptions

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P 500 Index. As of June 30, 2009, the category consists of 866, 841, 717 and 602 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Large-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds normally have below-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P 500 Index. As of June 30, 2009, the category consists of 584, 564, 485 and 410 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Mid-Cap Core consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. Funds have more latitude in the companies in which they invest. Funds normally have average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index. As of June 30, 2009, the category consists of 394, 386, 309 and 244 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Small-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Funds normally have below-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index. As of June 30, 2009, the category consists of 351, 334, 290 and 223 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Equity Income consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. As of June 30, 2009, the category consists of 311, 294, 234, 186 and 305 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. As of June 30, 2009, the category consists of 587, 566, 462 and 395 funds for the year-to-date, one- , three- and five-year periods, respectively.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 01/01/09 to 06/30/09.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$991.40	$1,017.70
Expenses Paid during Period*	$7.06	$7.15

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Large Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$900.90	$1,017.70
Expenses Paid during Period*	$6.74	$7.15

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Mid/Small Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,015.30	$1,017.21
Expenses Paid during Period*	$7.65	$7.65

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Mid/Small Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,014.90	$1,017.26
Expenses Paid during Period*	$7.59	$7.60

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Dividend & Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$986.30	$1,017.46
Expenses Paid during Period*	$7.29	$7.40

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Intermediate Fixed Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,010.70	$1,019.39
Expenses Paid during Period*	$5.43	$5.46

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited)

Shares		Value

COMMON STOCKS: 91.0%
CONSUMER DISCRETIONARY: 10.5%
4,000	Amazon.com, Inc. (a)	$334,641
11,500	Best Buy Co., Inc.	385,135
15,000	Big Lots, Inc. (a)	315,450
3,000	Coach, Inc.	80,640
6,400	GameStop Corp. - Class A (a)(b)	140,864
6,100	Genuine Parts Co.	204,716
6,000	Lowe’s Companies, Inc.	116,460
9,000	Snap-on Inc.	258,660
15,300	TJX Companies, Inc./The (b)	481,338
15,000	Yum! Brands, Inc.	500,100

		2,818,004

CONSUMER STAPLES: 3.2%
5,500	Costco Wholesale Corp. (b)	251,350
6,000	Philip Morris International Inc.	261,720
6,600	Procter & Gamble Co./The	337,260

		850,330

ENERGY: 18.7%
10,500	Chesapeake Energy Corp.	208,215
7,500	CONSOL Energy Inc.	254,700
20,700	ENSCO International Inc.	721,809
15,000	Exxon Mobil Corp.	1,048,650
13,390	Hess Corp.	719,712

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

ENERGY, Continued
11,500	National-Oilwell Varco Inc. (a)	$375,590
8,300	Noble Corp. (d)	251,075
7,500	Petroleo Brasileiro SA - ADR (d)	307,350
9,000	Schlumberger Ltd. (d)	486,990
14,800	Tesoro Corp. (b)	188,404
4,100	Weatherford International Ltd. (a)(d)	80,196
8,900	XTO Energy, Inc.	339,446

		4,982,137

FINANCIALS: 11.4%
49,000	Bank of America Corp.	646,800
14,000	Bank of New York Mellon Corp.	410,340
5,500	Bank of Nova Scotia (b)(d)	206,250
12,640	Charles Schwab Corp./The	221,706
40,000	Fifth Third Bancorp (b)	284,000
11,000	Hudson City Bancorp, Inc.	146,190
11,000	Itau Unibanco Holding SA - ADR (d)	174,130
25,000	Janus Capital Group Inc.	285,000
9,300	Morgan Stanley	265,143
22,000	U.S. Bancorp	394,240

		3,033,799

HEALTH CARE: 5.6%
3,400	Celgene Corp. (a)	162,656
5,000	Covidien Plc (d)	187,200
5,500	Gilead Sciences, Inc. (a)	257,620
7,400	Johnson & Johnson	420,320
11,500	St. Jude Medical, Inc. (a)	472,650

		1,500,446

INDUSTRIALS: 12.6%
36,000	ABB Ltd. - ADR (b)(d)	568,080
7,000	Caterpillar Inc.	231,280
2,500	CSX Corp.	86,575
15,600	Cummins Inc.	549,276
5,000	Deere & Co.	199,750
11,300	Fluor Corp. (b)	579,577
28,000	General Electric Co.	328,160
22,000	Ingersoll-Rand Plc - Class A (a)(b)(d)	459,800
6,200	Norfolk Southern Corp.	233,554
2,500	Union Pacific Corp.	130,150

		3,366,202

INFORMATION TECHNOLOGY: 21.2%
16,000	Adobe Systems Inc. (a)(b)	452,800
13,600	Agilent Technologies, Inc. (a)	276,216
6,000	Akamai Technologies, Inc. (a)	115,080
19,200	Altera Corp. (b)	312,576

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
24,500	Applied Materials, Inc.	$268,765
25,500	Autodesk, Inc. (a)	483,990
6,600	Broadcom Corp. - Class A (a)	163,614
22,000	Cisco Systems, Inc. (a)	410,080
16,750	Corning Inc.	269,005
38,350	EMC Corp. (a)	502,385
6,200	Harris Corp.	175,832
4,501	International Business Machines Corp. (IBM)	469,994
22,700	Microsoft Corp.	539,579
57,500	Novell, Inc. (a)	260,475
25,100	Oracle Corp. (b)	537,642
15,550	Texas Instruments Inc. (b)	331,215
8,000	Total System Services, Inc.	107,120

		5,676,368

MATERIALS: 7.8%
5,260	Freeport-McMoRan Copper & Gold Inc. (a)(b)	263,579
8,400	Monsanto Co.	624,456
5,300	Nucor Corp.	235,479
3,300	Praxair, Inc.	234,531
20,000	United States Steel Corp. (b)	714,800

		2,072,845

Total Common Stocks
(Cost $23,708,094)		24,300,131

EXCHANGE TRADED FUNDS: 6.7%
160,000	Powershares DB Base Metals Long ETN (a)(b)(d)	707,200
90,000	Ultra Financials ProShares (b)	347,400
12,000	Ultra Industrials ProShares	233,280
19,000	Ultra Oil & Gas Proshares	504,070

Total Exchange Traded Funds
(Cost $1,726,796)		1,791,950

SHORT TERM INVESTMENT: 10.2%
Money Market Investment: 10.2%
2,715,486	First American Government Obligations Fund	2,715,486

Total Short Term Investment
(Cost $2,715,486)		2,715,486

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Principal Amount		Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 17.3%
COMMERCIAL PAPER: 4.2%
$757,372	Atlantic East Funding LLC, 3.059%, 03/25/10 (c)	$380,177
735,022	Svenska Handelsbanken AB, 4.418%, 08/06/09	734,000

		1,114,177

Shares
MONEY MARKET INVESTMENT: 0.0%
20,734	Reserve Primary Fund (c)	14,238

Principal Amount
REPURCHASE AGREEMENT: 13.1%
$3,435,558	Credit Suisse, 0.100%, Dated 06/30/09, Due 07/01/09, (Collateralized by various Loan Pools, 12/01/33, 10/01/38 and 04/01/38, valued at $3,504,428. Repurchase proceeds are $3,435,568.)	3,435,558

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $4,948,686)		4,563,973

TOTAL INVESTMENTS
(Cost $33,099,062), 125.2%		33,371,540
LIABILITIES IN EXCESS OF OTHER ASSETS, (25.2)%		(6,664,886)

TOTAL NET ASSETS, 100.0%		$26,706,654

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2009.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure

The Portfolio has adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$2,818,004	$—	$—	$2,818,004
Consumer Staples	850,330	—	—	850,330
Energy	4,982,137	—	—	4,982,137
Financials	3,033,799	—	—	3,033,799
Health Care	1,500,446	—	—	1,500,446
Industrials	3,366,202	—	—	3,366,202
Information Technology	5,676,368	—	—	5,676,368
Materials	2,072,845	—	—	2,072,845

Total Common Stock	24,300,131	—	—	24,300,131

Exchange Traded Funds	1,791,950	—	—	1,791,950

Short Term Investment	2,715,486	—	—	2,715,486

Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	1,114,177	—	1,114,177
Repurchase Agreement	—	3,435,558	—	3,435,558
Investment Companies	—	—	14,238	14,238

Total Investments Purchased With Cash Proceeds From Securities Lending	—	4,549,735	14,238	4,563,973

Total Investments in Securities	$28,807,567	$4,549,735	$14,238	$33,371,540

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$39,071
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(24,833)
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2009	$14,238

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited)

Shares		Value

COMMON STOCKS: 89.3%
CONSUMER DISCRETIONARY: 10.1%
3,750	Apollo Group, Inc. - Class A (a)	$266,700
11,300	Best Buy Co., Inc. (b)	378,437
1,500	Coach, Inc.	40,320
15,000	GameStop Corp. - Class A (a)(b)	330,150
6,650	Genuine Parts Co.	223,174
10,000	Lowe’s Companies, Inc.	194,100
9,000	Newell Rubbermaid Inc.	93,690
5,600	Snap-on Inc.	160,944
12,000	TJX Companies, Inc./The	377,520
13,200	Yum! Brands, Inc.	440,088

		2,505,123

CONSUMER STAPLES: 3.9%
7,400	Costco Wholesale Corp. (b)	338,180
6,200	Philip Morris International Inc.	270,444
7,300	Procter & Gamble Co./The	373,030

		981,654

ENERGY: 9.6%
13,630	ENSCO International Inc.	475,278
8,730	Hess Corp.	469,237
7,100	National-Oilwell Varco Inc. (a)	231,886
6,000	Noble Corp. (d)	181,500
5,602	Occidental Petroleum Corp.	368,668

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

ENERGY, Continued
6,000	Petroleo Brasileiro SA - ADR (d)	$245,880
3,500	Weatherford International Ltd. (a)(d)	68,460
9,280	XTO Energy, Inc.	353,939

		2,394,848

FINANCIALS: 25.2%
4,814	ACE Ltd. (d)	212,923
36,400	Bank of America Corp.	480,480
18,600	Bank of New York Mellon Corp.	545,166
7,000	Bank of Nova Scotia (b)(d)	262,500
9,800	BB&T Corp. (b)	215,404
52,000	Fifth Third Bancorp (b)	369,200
2,200	IntercontinentalExchange Inc. (a)	251,328
16,000	Itau Unibanco Holding SA - ADR (d)	253,280
23,200	Janus Capital Group Inc.	264,480
19,234	JP Morgan Chase & Co.	656,072
16,250	Metlife, Inc. (b)	487,663
10,900	Northern Trust Corp.	585,112
5,900	PNC Financial Services Group, Inc.	228,979
6,500	State Street Corp.	306,800
5,400	Travelers Companies, Inc./The	221,616
15,400	U.S. Bancorp	275,968
14,328	UnumProvident Corp.	227,242
17,000	Wells Fargo & Co. (b)	412,420

		6,256,633

HEALTH CARE: 7.2%
8,060	Abbott Laboratories	379,142
3,200	Celgene Corp. (a)	153,088
10,000	Covidien Plc (d)	374,400
6,350	Genzyme Corp. (a)	353,505
6,000	St. Jude Medical, Inc. (a)	246,600
5,600	Teva Pharmaceutical Industries Ltd. - ADR (d)	276,304

		1,783,039

INDUSTRIALS: 14.9%
39,080	ABB Ltd. - ADR (b)(d)	616,682
3,280	Burlington Northern Santa Fe Corp.	241,211
9,000	Caterpillar Inc.	297,360
8,400	CSX Corp.	290,892
9,800	Cummins Inc.	345,058
13,982	Deere & Co.	558,581
3,200	Flowserve Corp.	223,392
9,500	Fluor Corp. (b)	487,255
15,200	Ingersoll-Rand Plc - Class A (a)(b)(d)	317,680
17,200	Manitowoc Co. Inc./The	90,472
5,934	Norfolk Southern Corp.	223,534

		3,692,117

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

INFORMATION TECHNOLOGY: 5.4%
5,800	Adobe Systems Inc. (a)	$164,140
11,860	Agilent Technologies, Inc. (a)	240,877
3,200	Applied Materials, Inc.	35,104
17,000	Autodesk, Inc. (a)	322,660
25,500	EMC Corp. (a)	334,050
4,800	Harris Corp.	136,128
5,500	Texas Instruments Inc.	117,150

		1,350,109

MATERIALS: 7.7%
5,000	Freeport-McMoRan Copper & Gold Inc. (a)(b)	250,550
6,760	Monsanto Co.	502,539
13,580	Nucor Corp. (b)	603,359
15,300	United States Steel Corp. (b)	546,822

		1,903,270

TELECOMMUNICATION SERVICES: 3.2%
13,522	AT&T, Inc.	335,886
9,000	Comcast Corp. - Class A	130,410
11,000	Verizon Communications, Inc.	338,030

		804,326

UTILITIES: 2.1%
5,159	Exelon Corp.	264,192
7,900	PPL Corp.	260,384

		524,576

Total Common Stocks
(Cost $23,855,340)		22,195,695

EXCHANGE TRADED FUNDS: 5.8%
110,000	PowerShares DB Base Metals Long ETN (a)(b)(d)	486,200
12,000	Ultra Basic Materials Proshares (b)	210,120
95,000	Ultra Financials ProShares (b)	366,700
19,000	Ultra Industrials ProShares	369,360

Total Exchange Traded Funds
(Cost $1,533,765)		1,432,380

SHORT TERM INVESTMENT: 11.3%
Money Market Investment: 11.3%
2,809,783	First American Government Obligations Fund	2,809,783

Total Short Term Investment
(Cost $2,809,783)		2,809,783

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Principal Amount		Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 14.6%
COMMERCIAL PAPER: 3.6%
$675,752	Atlantic East Funding LLC, 3.059%, 03/25/10 (c)	$339,206
569,646	Svenska Handelsbanken AB, 4.418%, 08/06/09	568,854

		908,060

Shares
MONEY MARKET INVESTMENT: 0.1%
26,181	Reserve Primary Fund (c)	16,430

Principal Amount
REPURCHASE AGREEMENT: 10.9%
$2,662,574	Credit Suisse, 0.100%, Dated 06/30/09, Due 07/01/09, (Collateralized by various Loan Pools, 12/01/33, 10/01/38 and 04/01/38, valued at $2,715,949. Repurchase proceeds are $2,662,582.)	2,662,574

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $3,934,153)		3,587,064

TOTAL INVESTMENTS
(Cost $32,133,041), 121.0%		30,024,922
LIABILITIES IN EXCESS OF OTHER ASSETS, (21.0)%		(5,171,952)

TOTAL NET ASSETS, 100.0%		$24,852,970

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2009.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure

The Portfolio has adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$2,505,123	$—	$—	$2,505,123
Consumer Staples	981,654	—	—	981,654
Energy	2,394,848	—	—	2,394,848
Financials	6,256,633	—	—	6,256,633
Health Care	1,783,039	—	—	1,783,039
Industrials	3,692,117	—	—	3,692,117
Information Technology	1,350,109	—	—	1,350,109
Materials	1,903,270	—	—	1,903,270
Telecommunication Services	804,326	—	—	804,326
Utilities	524,576	—	—	524,576

Total Common Stock	22,195,695	—	—	22,195,695

Exchange Traded Funds	1,432,380	—	—	1,432,380

Short Term Investment	2,809,783	—	—	2,809,783

Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	908,060	—	908,060
Repurchase Agreement	—	2,662,574	—	2,662,574
Investment Companies	—	—	16,430	16,430

Total Investments Purchased With Cash Proceeds From Securities Lending	—	3,570,634	16,430	3,587,064

Total Investments in Securities	$26,437,858	$3,570,634	$16,430	$30,024,922

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$48,099
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(31,669)
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2009	$16,430

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited)

Shares		Value

COMMON STOCKS: 85.6%
CONSUMER DISCRETIONARY: 6.6%
6,000	Advance Auto Parts, Inc.	$248,940
4,500	Aeropostale, Inc. (a)	154,215
6,000	Dollar Tree, Inc. (a)(b)	252,600
2,000	Panera Bread Co. - Class A (a)	99,720
16,000	PetMed Express, Inc. (a)	240,480
6,200	Ross Stores, Inc.	239,320

		1,235,275

CONSUMER STAPLES: 6.3%
13,000	China Nepstar Chain Drugstore Ltd. - ADR (b)(d)	74,100
9,000	Church & Dwight Co., Inc.	488,790
18,000	Flowers Foods, Inc.	393,120
7,343	TreeHouse Foods, Inc. (a)	211,258

		1,167,268

ENERGY: 6.2%
10,000	Arena Resources, Inc. (a)	318,500
5,000	Dril-Quip, Inc. (a)	190,500
16,446	Southwestern Energy Co. (a)(b)	638,927

		1,147,927

FINANCIALS: 4.9%
3,794	HCC Insurance Holdings, Inc. (b)	91,094
6,200	Signature Bank (a)	168,144

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

FINANCIALS, Continued
16,590	Tower Group, Inc.	$411,100
11,410	W.R. Berkley Corp.	244,973

		915,311

HEALTH CARE: 14.2%
7,000	Amedisys, Inc. (a)	231,140
19,965	AmSurg Corp. (a)	428,050
4,200	Cubist Pharmaceuticals, Inc. (a)(b)	76,986
2,700	Edwards Lifesciences Corp. (a)	183,681
4,100	Henry Schein, Inc. (a)(b)	196,595
18,811	Lincare Holdings Inc. (a)(b)	442,435
10,000	Meridian Bioscience, Inc.	225,800
6,500	Techne Corp.	414,765
8,750	Waters Corp. (a)(b)	450,362

		2,649,814

INDUSTRIALS: 14.5%
9,977	AMETEK, Inc.	345,005
1,750	Axsys Technologies, Inc. (a)	93,870
5,500	Bucyrus International, Inc. (b)	157,080
5,908	Copart, Inc. (a)(b)	204,830
11,189	Jacobs Engineering Group Inc. (a)	470,945
12,700	Kirby Corp. (a)	403,733
5,360	Waste Connections, Inc. (a)(b)	138,877
13,000	Watson Wyatt Worldwide Inc. - Class A	487,890
12,100	Wabtec Corp.	389,257

		2,691,487

INFORMATION TECHNOLOGY: 23.6%
31,000	Activision, Inc. (a)	391,530
13,000	Altera Corp. (b)	211,640
7,344	Amphenol Corp. - Class A	232,364
120,000	Bluephoenix Solutions Ltd. (a)(b)(d)	294,000
11,159	Broadridge Financial Solutions, Inc. (b)	185,016
10,000	Giant Interactive Group Inc. - ADR (b)(d)	81,200
23,931	Intuit Inc. (a)	673,897
22,745	Jack Henry & Associates, Inc.	471,959
6,000	Linear Technology Corp.	140,100
12,000	Logitech International SA (a)(b)(d)	168,000
11,000	McAfee, Inc. (a)	464,090
22,000	Nuance Communications, Inc. (a)	265,980
25,632	QLogic Corp. (a)	325,014
1,000	Shanda Interactive Entertainment Ltd - ADR (a)(b)(d)	52,290
11,000	ViaSat, Inc. (a)	282,040
8,000	Xilinx, Inc. (b)	163,680

		4,402,800

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

MATERIALS: 8.2%
9,406	Airgas, Inc.	$381,225
13,352	Ball Corp.	602,976
4,021	Ecolab, Inc.	156,779
8,250	FMC Corp.	390,225

		1,531,205

TELECOMMUNICATION SERVICES: 1.1%
7,000	Neutral Tandem Inc. (a)	206,640

Total Common Stocks
(Cost $16,912,966)		15,947,727

SHORT TERM INVESTMENT: 17.3%
Money Market Investment: 17.3%
3,237,151	First American Government Obligations Fund	3,237,151

Total Short Term Investment
(Cost $3,237,151)		3,237,151

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 15.4%
COMMERCIAL PAPER: 4.3%
$721,938	Atlantic East Funding LLC, 3.059%, 03/25/10 (c)	362,391
430,650	Svenska Handelsbanken AB, 4.418%, 08/06/09	430,051

		792,442

Shares
MONEY MARKET INVESTMENT: 0.1%
30,265	Reserve Primary Fund (c)	20,175

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Principal Amount		Value

REPURCHASE AGREEMENT: 11.1%
$2,012,895	Credit Suisse, 0.100%, Dated 06/30/09, Due 07/01/09, (Collateralized by various Loan Pools, 12/01/33, 10/01/38 and 04/01/38, valued at $2,053,246. Repurchase proceeds are $2,012,901.)	$2,012,895

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $3,195,748)		2,825,512

TOTAL INVESTMENTS
(Cost $23,345,865), 118.3%		22,010,390
LIABILITIES IN EXCESS OF OTHER ASSETS, (18.3)%		(3,373,369)

TOTAL NET ASSETS, 100.0%		$18,637,021

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2009.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure

The Portfolio has adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$1,235,275	$—	$—	$1,235,275
Consumer Staples	1,167,268	—	—	1,167,268
Energy	1,147,927	—	—	1,147,927
Financials	915,311	—	—	915,311
Health Care	2,649,814	—	—	2,649,814
Industrials	2,691,487	—	—	2,691,487
Information Technology	4,402,800	—	—	4,402,800
Materials	1,531,205	—	—	1,531,205
Telecommunication Services	206,640	—	—	206,640

Total Common Stock	15,947,727	—	—	15,947,727

Short Term Investment	3,237,151	—	—	3,237,151

Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	792,442	—	792,442
Repurchase Agreement	—	2,012,895	—	2,012,895
Investment Companies	—	—	20,175	20,175

Total Investments Purchased With Cash Proceeds From Securities Lending	—	2,805,337	20,175	2,825,512

Total Investments in Securities	$19,184,878	$2,805,337	$20,175	$22,010,390

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$56,547
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(36,372)
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2009	$20,175

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited)

Shares		Value

COMMON STOCKS: 86.8%
CONSUMER DISCRETIONARY: 6.9%
5,600	Brinks Home Security Holdings, Inc. (a)	$158,536
3,000	Buffalo Wild Wings Inc. (a)(b)	97,560
5,000	Children’s Place Retail Stores, Inc./The (a)	132,150
2,500	DeVry, Inc.	125,100
10,000	Foot Locker, Inc.	104,700
10,500	Gap, Inc./The (b)	172,200
6,200	Genesco Inc. (a)	116,374
5,000	Jo-Ann Stores, Inc. (a)	103,350
3,500	Men’s Wearhouse, Inc./The	67,130
7,500	Rent-A-Center, Inc. (a)	133,725

		1,210,825

CONSUMER STAPLES: 5.8%
15,800	BJ’s Wholesale Club, Inc. (a)	509,234
6,000	Flowers Foods, Inc.	131,040
9,000	United Natural Foods, Inc. (a)	236,250
4,500	Universal Corp.	148,995

		1,025,519

ENERGY: 4.6%
4,000	Atwood Oceanics, Inc. (a)	99,640
4,200	Lufkin Industries, Inc.	176,610
4,250	Oceaneering International, Inc. (a)	192,100
4,500	SEACOR Holdings Inc. (a)	338,580

		806,930

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

FINANCIALS: 4.7%
1,500	Cullen/Frost Bankers, Inc.	$69,180
12,000	Delphi Financial Group, Inc. - Class A	233,160
19,403	First Horizon National Corp.	232,831
1,700	Northern Trust Corp.	91,256
3,000	Prosperity Bancshares, Inc.	89,490
4,160	StanCorp Financial Group, Inc.	119,309

		835,226

HEALTH CARE: 9.4%
15,000	American Medical Systems Holdings, Inc. (a)	237,000
2,900	Analogic Corp.	107,155
21,000	Boston Scientific Corp. (a)	212,940
4,750	Cerner Corp. (a)	295,877
3,200	Chemed Corp.	126,336
5,000	CONMED Corp. (a)	77,600
12,500	CryoLife, Inc. (a)(b)	69,250
2,750	Edwards Lifesciences Corp. (a)	187,083
12,000	Greatbatch, Inc. (a)	271,320
4,500	PAREXEL International Corp. (a)	64,710

		1,649,271

INDUSTRIALS: 17.8%
37,000	AerCap Holdings NV (a)(d)	267,140
10,114	Applied Industrial Technologies, Inc.	199,246
8,800	Applied Signal Technology, Inc.	224,488
3,100	Brink’s Co./The	89,993
4,200	Copart, Inc. (a)(b)	145,614
11,000	Corrections Corporation of America (a)(b)	186,890
2,518	Flowserve Corp.	175,782
2,000	Fluor Corp. (b)	102,580
5,900	Hubbell Inc. - Class B	189,154
4,883	Moog, Inc. (a)	126,030
18,450	Quanta Services, Inc. (a)(c)	426,748
15,600	Shaw Group Inc./The (a)	427,596
11,000	Tetra Tech, Inc. (a)	315,150
2,900	URS Corp. (a)	143,608
3,500	Wabtec Corp.	112,595

		3,132,614

INFORMATION TECHNOLOGY: 12.1%
2,000	ADTRAN, Inc.	42,940
15,503	Avnet, Inc. (a)	326,028
9,500	Blue Coat Systems, Inc. (a)	157,130
3,000	CACI International Inc. - Class A (a)	128,130
8,700	Cypress Semiconductor Corp. (a)(b)	80,040
7,215	Fidelity National Information Services, Inc. (b)	144,012
15,800	Harmonic Inc. (a)	93,062
1,800	Hewitt Associates, Inc. - Class A (a)	53,604

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
3,000	Informatica Corp. (a)	$51,570
21,800	Ingram Micro Inc. - Class A (a)	381,500
7,500	JDA Software Group, Inc. (a)	112,200
3,607	Lender Processing Services, Inc.	100,166
10,100	NeuStar, Inc. - Class A (a)	223,816
5,000	SAIC, Inc. (a)	92,750
1,500	Tech Data Corp. (a)	49,065
5,500	Tekelec (a)	92,565

		2,128,578

MATERIALS: 12.6%
5,500	AK Steel Holding Corp.	105,545
3,592	AptarGroup, Inc.	121,302
23,000	Calgon Carbon Corp. (a)	319,470
9,000	FMC Corp.	425,700
8,000	GrafTech International Ltd. (a)	90,480
6,620	Lubrizol Corp./The	313,192
11,000	Rock-Tenn Co. - Class A	419,760
18,550	Sensient Technologies Corp.	418,674

		2,214,123

TELECOMMUNICATION SERVICES: 0.8%
5,000	Neutral Tandem Inc. (a)	147,600

UTILITIES: 12.1%
5,100	American States Water Co.	176,664
6,700	Centerpoint Energy, Inc.	74,236
7,000	CMS Energy Corp. (b)	84,560
8,500	DPL Inc.	196,945
5,000	EQT Corp.	174,550
5,250	New Jersey Resources Corp.	194,460
29,410	NV Energy, Inc.	317,334
6,056	OGE Energy Corp.	171,506
7,300	Piedmont Natural Gas Co., Inc. (b)	176,003
8,984	UGI Corp.	229,002
5,695	Unisource Energy Corp.	151,145
5,700	Vectren Corp.	133,551
1,300	Wisconsin Energy Corp.	52,923

		2,132,879

Total Common Stocks
(Cost $15,396,748)		15,283,565

SHORT TERM INVESTMENT: 18.5%
Money Market Investment: 18.5%
3,263,402	First American Government Obligations Fund	3,263,402

Total Short Term Investment
(Cost $3,263,402)		3,263,402

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Principal Amount		Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 6.4%
COMMERCIAL PAPER: 2.8%
$701,300	Atlantic East Funding LLC, 3.059%, 03/25/10 (c)	$352,031
135,043	Svenska Handelsbanken AB, 4.418%, 08/06/09	134,856

		486,887

Shares
MONEY MARKET INVESTMENT: 0.0%
14,587	Reserve Primary Fund (c)	6,985

Principal Amount
REPURCHASE AGREEMENT: 3.6%
$631,208	Credit Suisse, 0.100%, Dated 06/30/09, Due 07/01/09, (Collateralized by various Loan Pools, 12/01/33, 10/01/38 and 04/01/38, valued at $643,861. Repurchase proceeds are $631,209.)	631,208

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $1,482,138)		1,125,080

TOTAL INVESTMENTS
(Cost $20,142,288), 111.7%		19,672,047
LIABILITIES IN EXCESS OF OTHER ASSETS, (11.7)%		(2,052,891)

TOTAL NET ASSETS, 100.0%		$17,619,156

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2009.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure

The Portfolio has adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$1,210,825	$—	$—	$1,210,825
Consumer Staples	1,025,519	—	—	1,025,519
Energy	806,930	—	—	806,930
Financials	835,226	—	—	835,226
Health Care	1,649,271	—	—	1,649,271
Industrials	3,132,614	—	—	3,132,614
Information Technology	2,128,578	—	—	2,128,578
Materials	2,214,123	—	—	2,214,123
Telecommunication Services	147,600	—	—	147,600
Utilities	2,132,879	—	—	2,132,879

Total Common Stock	15,283,565	—	—	15,283,565

Short Term Investment	3,263,402	—	—	3,263,402

Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	486,887	—	486,887
Repurchase Agreement	—	631,208	—	631,208
Investment Companies	—	—	6,985	6,985

Total Investments Purchased With Cash Proceeds From Securities Lending	—	1,118,095	6,985	1,125,080

Total Investments in Securities	$18,546,967	$1,118,095	$6,985	$19,672,047

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$25,064
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(18,079)
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2009	$6,985

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited)

Shares		Value

COMMON STOCKS: 91.5%
CONSUMER DISCRETIONARY: 7.0%
5,000	Cedar Fair, LP	$54,700
3,491	Cherokee, Inc.	69,192
48,905	Heelys, Inc.	97,321
43,000	McDonald’s Corp.	2,472,070
58,300	Regal Entertainment Group - Class A	774,807

		3,468,090

CONSUMER STAPLES: 21.9%
9,000	Alberto-Culver Co.	228,870
14,250	Altria Group, Inc.	233,557
25,000	B & G Foods, Inc. - Class A	210,250
73,950	B & G Foods, Inc. - EIS	1,073,014
9,700	General Mills, Inc.	543,394
7,035	H.J. Heinz & Co.	251,150
24,000	Hershey Co./The	864,000
28,000	Imperial Sugar Co.	339,080
2,600	J.M. Smucker Co./The	126,516
7,000	Kimberly-Clark Corp.	367,010
20,382	Kraft Foods, Inc. - Class A	516,480
8,000	Lancaster Colony Corp.	352,560
12,526	Lorillard, Inc.	848,887
4,250	Philip Morris International Inc.	185,385
18,569	Procter & Gamble Co./The	948,876

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

CONSUMER STAPLES, Continued
5,346	Reynolds American, Inc.	$206,463
40,000	Sysco Corp.	899,200
20,000	Unilever Plc - ADR (b)	470,000
72,913	Vector Group Ltd.	1,041,927
22,000	Wal-Mart Stores, Inc.	1,065,680

		10,772,299

ENERGY: 13.0%
8,100	BP Plc - ADR (b)	386,208
4,400	Buckeye Partners LP	188,452
9,783	Chevron Corp.	648,124
9,000	Dorchester Minerals LP	205,560
7,500	Enbridge Energy Partners LP	289,350
3,700	Energy Transfer Partners LP	149,813
5,200	Enterprise Products Partners LP	129,688
16,938	Exxon Mobil Corp.	1,184,136
5,700	Kinder Morgan Energy Partners LP	291,384
11,250	Nustar Energy LP	607,837
17,000	Occidental Petroleum Corp.	1,118,770
1,200	ONEOK Partners, LP	54,948
24,806	Penn West Energy Trust (b)	315,780
9,800	Plains All American Pipeline LP	416,990
13,300	TEPPCO Partners LP	397,138

		6,384,178

FINANCIALS: 5.6%
66,070	Babcock & Brown Air Ltd - ADR (b)	514,024
17,952	Bank of America Corp.	236,966
5,901	Comerica, Inc.	124,806
17,870	First Commonwealth Financial Corp.	113,296
28,366	FirstMerit Corp.	481,655
5,935	NBT Bancorp, Inc.	128,849
15,000	TD Ameritrade Holding Corp. (a)	263,100
6,067	Travelers Companies, Inc./The	248,990
46,050	Trustco Bank Corp.	272,155
10,000	U.S. Bancorp	179,200
7,513	Whitney Holding Corp.	68,819

		2,631,860

HEALTH CARE: 8.1%
8,000	Abbott Laboratories	376,320
111,940	Bristol-Myers Squibb Co.	2,273,501
11,000	Johnson & Johnson	624,800
9,150	Merck & Co., Inc.	255,834
32,000	Pfizer Inc.	480,000

		4,010,455

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

INDUSTRIALS: 3.5%
1,400	3M Co.	$84,140
3,600	Cooper Industries Ltd. (b)	111,780
25,000	Deluxe Corp.	320,250
32,997	General Electric Co.	386,725
1,872	Honeywell International, Inc.	58,781
4,074	Landauer, Inc.	249,899
32,000	Olin Corp.	380,480
3,753	Weyerhaeuser Co.	114,204

		1,706,259

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 7.3%
27,800	AT&T, Inc.	690,552
55,900	Consolidated Communications Holdings, Inc.	654,589
18,000	Frontier Communications Corp.	128,520
17,000	Iowa Telecommunications Services, Inc.	212,670
30,000	Microsoft Corp.	713,100
17,367	Verizon Communications, Inc.	533,688
78,500	Windstream Corp.	656,260

		3,589,379

MATERIALS: 1.2%
36,000	Acadian Timber Income Fund (b)	255,341
3,980	E.I. du Pont de Nemours & Co.	101,968
12,000	Southern Copper Corp.	245,280

		602,589

REITS: 11.2%
17,229	Apartment Investment & Management Co. - Class A	152,476
8,914	Camden Property Trust	246,026
11,000	Equity One, Inc.	145,860
26,631	First Industrial Realty Trust, Inc.	115,845
29,046	Health Care Property Investors, Inc.	615,485
11,612	Health Care REIT, Inc.	395,969
17,000	Healthcare Realty Trust, Inc.	286,110
231,313	HRPT Properties Trust	939,131
15,385	Liberty Property Trust	354,470
38,879	Nationwide Health Properties, Inc.	1,000,745
16,973	Pennsylvania Real Estate Investment Trust	84,865
10,036	Sovran Self Storage, Inc.	246,886
24,492	Tanger Factory Outlet Centers, Inc.	794,276
13,115	Washington Real Estate Investment Trust	293,383

		5,671,527

SHIPPING & TRANSPORTATION: 2.3%
30,000	DHT Maritime, Inc. (b)	156,300
29,090	General Maritime Corp. (b)	287,700
55,000	Jazz Air Income Fund (b)	155,096
12,000	Knightsbridge Tankers Ltd. (b)	163,680
11,000	Nordic American Tanker Shipping Limited (b)	350,020

		1,112,796

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

UTILITIES: 10.4%
8,200	Amerigas Partners LP	$276,586
15,000	Atmos Energy Corp.	375,600
4,536	Cleco Corp.	101,697
6,755	DTE Energy Co.	216,160
9,506	Duke Energy Corp.	138,692
12,452	EQT Corp.	434,699
7,300	Ferrellgas Partners LP	118,552
17,500	Great Plains Energy Inc.	272,125
24,010	Hawaiian Electric Industries, Inc.	457,631
7,977	Integrys Energy Group, Inc.	239,230
11,986	National Fuel Gas Co.	432,455
8,396	Northwest Natural Gas Co.	372,111
3,500	NSTAR	112,385
4,000	OGE Energy Corp.	113,280
4,185	Pinnacle West Capital Corp.	126,178
12,329	Progress Energy, Inc.	466,406
4,753	Spectra Energy Corp.	80,421
11,200	Suburban Propane Partners LP	472,304
19,318	United Utilities Group Plc - ADR (b)	316,230

		5,122,742

Total Common Stocks
(Cost $54,993,239)		45,072,174

PREFERRED STOCK: 0.1%
REITS: 0.1%
1,760	Public Storage	37,400

Total Preferred Stock
(Cost $44,000)		37,400

SHORT TERM INVESTMENT: 15.8%
Money Market Investment: 15.8%
7,795,742	Fidelity Institutional Money Market Portfolio	7,795,742

Total Short Term Investment
(Cost $7,795,742)		7,795,742

TOTAL INVESTMENTS
(Cost $62,832,981), 107.4%		52,905,316
LIABILITIES IN EXCESS OF OTHER ASSETS, (7.4)%		(3,642,803)

TOTAL NET ASSETS, 100.0%		$49,262,513

(a)	Non Income Producing.
(b)	Foreign Security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure

The Portfolio has adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$3,468,090	$—	$—	$3,468,090
Consumer Staples	10,772,299	—	—	10,772,299
Energy	6,384,178	—	—	6,384,178
Financials	2,631,860	—	—	2,631,860
Health Care	4,010,455	—	—	4,010,455
Industrials	1,706,259	—	—	1,706,259
Information Technology and Telecommunication Services	3,589,379	—	—	3,589,379
Materials	602,589	—	—	602,589
REITs	5,671,527	—	—	5,671,527
Shipping & Transportation	1,112,796	—	—	1,112,796
Utilities	5,122,742	—	—	5,122,742

Total Common Stock	45,072,174	—	—	45,072,174

Preferred Stock	37,400	—	—	37,400

Short Term Investment	7,795,742	—	—	7,795,742

Total Investments in Securities	$52,905,316	$—	$—	$52,905,316

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited)

Principal Amount		Coupon Rate	Maturity Date	Value

CORPORATE BONDS: 57.4%
CONSUMER DISCRETIONARY: 2.4%
$250,000	Hasbro Inc.	6.125%	05/15/2014	$256,989
500,000	Home Depot, Inc.	5.400%	03/01/2016	499,110
150,000	Stanley Works	6.150%	10/01/2013	161,051
500,000	Toyota Motor Credit Corp.	5.750%	02/17/2017	501,613

				1,418,763

CONSUMER STAPLES: 7.6%
100,000	Altria Group Inc.	8.500%	11/10/2013	113,673
300,000	Anheuser-Busch Cos, Inc.	9.000%	12/01/2009	307,479
250,000	Avon Products Inc.	4.200%	07/15/2018	230,133
250,000	Bunge Limited Finance Corp.	5.875%	05/15/2013	248,843
114,000	Bunge Limited Finance Corp.	7.800%	10/15/2012	116,193
250,000	Campbell Soup Co.	8.875%	05/01/2021	320,813
247,000	Coca-Cola Bottling Co. Consolidated	7.200%	07/01/2009	247,000
250,000	Estee Lauder Co. Inc.	7.750%	11/01/2013	283,543
400,000	Heinz (H.J.) Finance Co.	6.000%	03/15/2012	420,252
360,000	Kraft Foods Inc.	5.625%	11/01/2011	382,491
250,000	PepsiAmericas Inc.	4.875%	01/15/2015	237,573
500,000	PepsiCo, Inc.	5.000%	06/01/2018	513,910
500,000	Philip Morris International Inc.	4.875%	05/16/2013	524,694

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

CONSUMER STAPLES, Continued
$275,000	Walgreen Co.	5.250%		01/15/2019	$286,074
250,000	WM Wrigley Jr Co.	4.650%		07/15/2015	220,625

					4,453,296

EDUCATION: 1.7%
1,000,000	President & Fellows of Harvard College	6.300%		10/01/2037	1,019,860

ENERGY: 6.7%
400,000	Buckeye Partners	4.625%		07/15/2013	394,444
130,000	Burlington Resources, Inc.	8.200%		03/15/2025	148,625
125,000	Burlington Resources, Inc.	9.875%		06/15/2010	134,732
250,000	Conoco Phillips	4.750%		02/01/2014	260,296
200,000	Conoco Phillips	9.375%		02/15/2011	220,953
115,000	Energy Transfer Partners	8.500%		04/15/2014	128,990
279,000	Kinder Morgan Energy Partners	5.625%		02/15/2015	281,990
100,000	Louisiana Land & Exploration	7.650%		12/01/2023	107,528
300,000	Marathon Oil Canada Corp. (d)	8.375%		05/01/2012	330,405
300,000	Nustar Pipeline Operations	5.875%		06/01/2013	279,579
250,000	Oneok Inc.	7.125%		04/15/2011	263,585
400,000	Premcor Refining Group	7.500%		06/15/2015	415,011
240,000	Spectra Energy Capital	5.500%		03/01/2014	241,249
250,000	Sunoco Inc.	9.625%		04/15/2015	281,012
500,000	Valero Energy Corp.	6.125%		06/15/2017	482,024

					3,970,423

FINANCIALS: 15.2%
500,000	American Express Centurion	0.479%	(a)	12/17/2009	496,964
265,000	American Express Centurion	4.375%		07/30/2009	264,710
300,000	American Express Centurion	5.550%		10/17/2012	299,725
130,000	Bank of America Corp.	7.800%		02/15/2010	133,619
500,000	Bank of America Corp.	10.200%		07/15/2015	522,921
375,000	BB&T Corp.	5.200%		12/23/2015	346,567
500,000	Berkshire Hathaway	4.750%		05/15/2012	530,873
350,000	Countrywide Home Loans	4.125%		09/15/2009	351,141
250,000	General Electric Capital Corp.	0.669%	(a)	03/12/2010	247,669
400,000	General Electric Capital Corp.	0.965%	(a)	08/20/2010	394,328
400,000	General Electric Capital Corp.	4.000%	(a)	09/12/2011	399,942
250,000	General Electric Capital Corp.	5.310%		02/01/2011	250,260
200,000	General Electric Capital Corp.	5.375%		06/15/2015	193,068
500,000	General Electric Capital Corp.	5.500%		11/15/2011	501,236
500,000	General Electric Capital Corp.	5.500%		10/06/2017	467,123
250,000	Goldman Sachs Group, Inc.	5.350%		01/15/2016	238,354
500,000	Goldman Sachs Group, Inc.	5.625%		01/15/2017	475,207
350,000	Goldman Sachs Group, Inc.	6.600%		01/15/2012	372,654
293,000	Health Care Property Investors, Inc.	5.950%		09/15/2011	286,766
250,000	JP Morgan Chase & Co.	5.750%		01/02/2013	257,819
340,000	JP Morgan Chase & Co.	7.000%		11/15/2009	345,322
400,000	Lehman Brothers Holdings, Inc.	7.000%		09/28/2037	59,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

FINANCIALS, Continued
$250,000	National City Bank	1.212%	(a)	01/21/2010	$247,761
250,000	National City Corp.	4.000%		02/01/2011	248,750
500,000	NYSE Euronext	4.800%		06/28/2013	517,584
250,000	Salomon Smith Barney Holdings, Inc.	7.300%		08/01/2013	245,727
325,000	Suntrust Banks, Inc.	6.000%		02/15/2026	245,995

					8,941,085

HEALTH CARE: 2.2%
500,000	Amgen Inc.	6.150%		06/01/2018	543,502
500,000	Johnson & Johnson	5.150%		07/15/2018	532,662
230,000	Teva Pharmaceutical Finance LLC	5.550%		02/01/2016	237,898

					1,314,062

INDUSTRIALS: 2.1%
250,000	Caterpillar Financial Services Corp.	1.354%	(a)	06/24/2011	246,911
250,000	Caterpillar Inc.	7.000%		12/15/2013	275,851
250,000	Ingersoll - Rand Global Holding Co. (d)	9.500%		04/15/2014	273,772
300,000	Thomas & Betts Corp.	7.250%		06/01/2013	300,125
125,000	United Technologies Corp.	9.340%		02/01/2011	134,010

					1,230,669

INFORMATION TECHNOLOGY: 1.9%
315,000	Hewlett-Packard Co.	4.500%		03/01/2013	327,493
250,000	Hewlett-Packard Co.	4.750%		06/02/2014	260,985
205,000	IBM Corp.	7.625%		10/15/2018	245,032
250,000	IBM Corp.	8.375%		11/01/2019	308,896

					1,142,406

MATERIALS: 2.3%
250,000	E.I. du Pont De Nemours and Co.	4.875%		04/30/2014	261,043
300,000	Freeport - McMoran Copper & Gold	6.875%		02/01/2014	307,500
250,000	International Paper Co.	7.200%		11/01/2026	248,752
250,000	Potash Corporation of Saskatchewan (d)	5.250%		05/15/2014	257,998
300,000	Vulcan Materials	6.400%		11/30/2017	288,426

					1,363,719

SHIPPING & TRANSPORTATION: 1.8%
150,000	Burlington North Santa Fe	7.000%		02/01/2014	160,472
522,371	FedEx Corp.	7.020%		01/15/2016	506,700
400,000	Union Pacific Corp.	4.875%		01/15/2015	402,198

					1,069,370

TELECOMMUNICATION SERVICES: 5.5%
250,000	AT&T Mobility LLC	6.500%		12/15/2011	269,705
250,000	British Telecommunications Plc (d)	5.150%		01/15/2013	249,137
300,000	Cingular Wireless Service	7.875%		03/01/2011	323,539
500,000	Comcast Cable Holdings	7.875%		08/01/2013	568,883
500,000	Comcast Corp.	1.439%	(a)	07/14/2009	500,138
250,000	Telecom Italia Capital (d)	4.000%		01/15/2010	251,199

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date		Value

TELECOMMUNICATION SERVICES, Continued
$286,000	Telecom Italia Capital (d)	5.250%	11/15/2013		$280,448
250,000	Verizon California Inc.	6.700%	09/01/2009		251,882
275,000	Verizon Communications	7.250%	12/01/2010		292,804
250,000	Verizon New England Inc.	4.750%	10/01/2013		248,017

					3,235,752

UTILITIES: 8.0%
500,000	American Electric Power	5.375%	03/15/2010		511,445
250,000	Arizona Public Service Co.	6.500%	03/01/2012		258,423
250,000	Entergy Gulf States	6.000%	12/01/2012		250,342
335,000	Florida Power & Light	4.850%	02/01/2013		348,240
500,000	National Fuel Gas Co.	6.700%	11/21/2011		525,320
300,000	National Rural Utilities	6.550%	11/01/2018		318,855
250,000	National Rural Utilities Cooperative	4.375%	10/01/2010		255,444
250,000	National Rural Utilities Cooperative	5.450%	04/10/2017		255,996
100,000	Nisource Finance Corp.	7.875%	11/15/2010		103,289
300,000	Northern State Power (A Minnesota Corporation)	8.000%	08/28/2012		345,510
500,000	Pacificorp	5.450%	09/15/2013		531,501
250,000	Pepco Holdings Inc.	6.450%	08/15/2012		260,140
400,000	PSEG Power LLC	7.750%	04/15/2011		428,113
250,000	Southwestern Public Service	8.750%	12/01/2018		300,415

					4,693,033

Total Corporate Bonds
(Cost $34,287,075)					33,852,438

U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.5%
Federal Farm Credit Bank: 8.1%
250,000		5.375%	01/25/2023		245,030
500,000		5.550%	05/02/2022		507,526
500,000		5.600%	11/21/2022		518,159
455,000		5.850%	12/15/2020		462,617
500,000		5.950%	09/20/2027		501,243
500,000		6.050%	10/26/2021		502,756
1,000,000		6.200%	06/28/2022		1,034,580
1,000,000		6.500%	07/20/2021		1,002,478

					4,774,389

Federal Home Loan Bank: 4.9%
500,000		5.125%	12/13/2017		516,283
245,000		5.350%	01/25/2023		248,547
275,000		5.500%	10/27/2016		279,212
225,000		5.500%	08/20/2018		237,550
1,085,000		5.500%	01/25/2023		1,088,166
500,000		6.000%	09/15/2021	(b)	503,897

					2,873,655

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date		Value

Federal Home Loan Mortgage Corporation: 6.2%
$500,000		3.250%		04/15/2024		$492,445
250,000		5.300%		05/12/2020	(b)	254,339
100,000		5.875%		03/06/2037		100,320
500,000		6.000%		10/20/2021		501,355
500,000		6.000%		08/22/2022		521,126
500,000		6.000%		09/07/2022		514,251
300,000		6.000%		02/16/2027		310,111
250,000		6.000%		08/15/2027		255,769
675,000		6.050%		08/22/2022		713,663

						3,663,379

Federal Home Loan Mortgage Corporation Gold Certificate: 0.3%
178,647	Pool #G0-2940	5.500%		05/01/2037		184,674

Federal Home Loan Mortgage Corporation Mortgage Backed Securities: 3.2%
250,000	Series 2668, Class OE	5.000%		10/15/2028		261,285
750,000	Series 3165, Class NC	5.500%		01/15/2032		773,520
118,963	Series R006, Class AK	5.750%		12/15/2018		122,970
710,000	Series 3165, Class GC	6.000%		05/15/2032		738,053

						1,895,828

Federal National Mortgage Association: 11.9%
250,000		5.210%		01/25/2023		253,731
500,000		5.350%		03/21/2023		502,369
750,000		5.375%		04/11/2022		771,547
250,000		5.400%		12/14/2022		253,136
250,000		5.480%		04/21/2028		257,403
250,000		5.500%		05/03/2017		257,502
900,000		5.500%		12/14/2022		899,590
100,000		5.670%		05/16/2025		99,640
500,000		5.750%		09/22/2020		503,963
500,000		5.850%		02/24/2028		496,676
250,000		6.000%		04/28/2021		261,742
400,000		6.000%		09/20/2021		412,614
1,000,000		6.000%		03/21/2025		1,005,914
275,000		6.060%		07/20/2027		282,621
250,000		6.077%		08/20/2027		257,676
250,000		6.125%		08/17/2026		255,991
265,000		6.317%		06/21/2027		272,417

						7,044,532

Federal National Mortgage Association Mortgage Backed Securities: 0.7%
81,901	Series 2004-29, Class WS	5.100%	(a)	02/25/2019		74,951
300,000	Series 2006-63, Class QD	5.500%		02/25/2030		311,577

						386,528

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

State Government: 1.2%
$699,477	New Valley Generation II	5.572%		05/01/2020	$718,327

Total U.S. Government Agency Obligations
(Cost $20,781,842)					21,541,312

Shares
COMMON STOCKS: 1.0%
CONSUMER STAPLES: 0.2%
8,700	B & G Foods, Inc. - Class A				126,237

FINANCIALS: 0.1%
6,000	Babcock & Brown Air Ltd - ADR (d)				46,680

TELECOMMUNICATION SERVICES: 0.5%
5,800	Consolidated Communications Holdings, Inc.				67,918
8,000	Iowa Telecommunications Services, Inc. (b)				100,080
14,500	Windstream Corp.				121,220

					289,218

UTILITIES: 0.2%
4,400	Ferrellgas Partners LP (b)				71,456
1,500	Suburban Propane Partners LP				63,255

					134,711

Total Common Stocks
(Cost $1,280,826)					596,846

PREFERRED STOCKS: 2.4%
Closed End: 2.2%		Rate
10	Advent Claymore Convertable Security	1.544%	(a)		250,000
1	Blackrock Muniyield Fund Series D	0.533%	(a)		25,000
3	Blackrock Preferred Income Strategy Fund	1.544%	(a)		75,000
1	Dreyfus Strategic Muni Series T	0.427%	(a)		25,000
6	Eaton Vance Floating Rate Income Trust Preferred Auction Series B	1.544%	(a)		150,000
9	Eaton Vance Limited Duration Income Fund Series B	0.392%	(a)		225,000
7	Eaton Vance Limited Duration Income Fund Series C	0.452%	(a)		175,000
7	Eaton Vance Limited Duration Income Fund Series D	0.422%	(a)		175,000
7	Eaton Vance Limited Duration Income Fund Series E	0.452%	(a)		175,000

					1,275,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

Shares		Value

Utilities: 0.2%
6,000	Xcel Energy Inc	$151,980

Total Preferred Stocks
(Cost $1,425,000)		1,426,980

SHORT TERM INVESTMENT: 1.7%
Money Market Investment: 1.7%
975,252	Fidelity Institutional Money Market Portfolio	975,252

Total Short Term Investment
(Cost $975,252)		975,252

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 1.5%
COMMERCIAL PAPER: 0.5%
$297,319	Atlantic East Funding LLC, 3.059%, 03/25/10 (c)	149,245
129,639	Svenska Handelsbanken AB, 4.418%, 08/06/09	129,459

		278,704

Shares
MONEY MARKET INVESTMENT: 0.0%
6,480	Reserve Primary Fund (c)	2,784

Principal Amount
REPURCHASE AGREEMENT: 1.0%
$605,945	Credit Suisse, 0.100%, Dated 06/30/09, Due 07/01/09, (Collateralized by various Loan Pools, 12/01/33, 10/01/38 and 04/01/38, valued at $618,091. Repurchase proceeds are $605,946.)	605,945

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $1,039,383)		887,433

TOTAL INVESTMENTS
(Cost $59,789,378), 100.5%		59,280,261
LIABILITIES IN EXCESS OF OTHER ASSETS, (0.5)%		(299,329)

TOTAL NET ASSETS, 100.0%		$58,980,932

(a)	Variable Rate.
(b)	This security or portion of this security is out on loan at June 30, 2009.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.
ADR	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure

The Portfolio has adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Staples	$126,237	$—	$—	$126,237
Financials	46,680	—	—	46,680
Telecommunication Services	289,218	—	—	289,218
Utilities	134,711	—	—	134,711

Total Common Stocks	596,846	—	—	596,846

Preferred Stocks
Closed End Funds	—	1,275,000	—	1,275,000
Utilities	151,980	—	—	151,980

Total Preferred Stocks	151,980	1,275,000	—	1,426,980

Fixed Income
Corporate Bonds	—	33,852,438	—	33,852,438
U.S. Government Agency Obligations	—	21,541,312	—	21,541,312

Total Fixed Income	—	55,393,750	—	55,393,750

Short Term Investment	975,252	—	—	975,252

Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	278,704	—	278,704
Repurchase Agreement	—	605,945	—	605,945
Investment Companies	—	—	2,784	2,784

Total Investments Purchased With Cash Proceeds From Securities Lending	—	884,649	2,784	887,433

Total Investments in Securities	$1,724,078	$57,553,399	$2,784	$59,280,261

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2009 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$10,881
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(8,097)
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2009	$2,784

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2009 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

ASSETS
Investments in securities at cost	$33,099,062	$32,133,041	$23,345,865

Investments in securities at value**	$33,371,540	$30,024,922	$22,010,390
Cash	2,191	3,266	—
Receivables:
Cash from securities lending broker	1,989	1,542	1,166
Fund shares sold	217,751	212,915	241,950
Securities sold	2,395,863	189,084	232,654
Dividends and interest	24,890	28,900	8,171
Prepaid expenses	10,604	10,041	9,850

Total assets	36,024,828	30,470,670	22,504,181

LIABILITIES
Payable upon return of securities loaned	4,950,675	3,935,695	3,196,914
Payables:
Custodian	1,086	1,077	216,497
Fund shares redeemed	37,240	33,935	37,097
Securities purchased	4,260,610	1,579,670	363,259
Advisory fees	14,991	14,492	9,520
Service fees	3,223	3,011	2,136
Administration fees	8,169	7,566	6,687
Distribution fees	15,106	14,380	10,132
Accrued expenses	27,074	27,874	24,918

Total liabilities	9,318,174	5,617,700	3,867,160

NET ASSETS	$26,706,654	$24,852,970	$18,637,021

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	2,114,257	1,637,405	875,832

Net asset value per share	$12.63	$15.18	$21.28

Maximum offering price per share* (Net asset value divided by 94.25%)	$13.40	$16.11	$22.58

COMPONENTS OF NET ASSETS
Paid in capital	$40,502,401	$42,356,058	$31,016,639
Undistributed net investment income	52,188	321,183	—
Accumulated net realized loss on investments	(14,120,413)	(15,716,152)	(11,044,143)
Net unrealized appreciation (depreciation) on:
Investments	$272,478	$(2,108,119)	$(1,335,475)

Net assets	$26,706,654	$24,852,970	$18,637,021

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $4,965,629, $3,888,196, $3,055,950, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2009 (Unaudited)

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

ASSETS
Investments in securities at cost	$20,142,288	$62,832,981	$59,789,378

Investments in securities at value**	$19,672,047	$52,905,316	$59,280,261
Receivables:
Cash from securities lending broker	365	—	351
Fund shares sold	223,123	198,231	455,289
Securities sold	697,366	96,541	—
Dividends and interest	12,080	151,106	773,805
Prepaid expenses	10,160	10,187	14,727

Total assets	20,615,141	53,361,381	60,524,433

LIABILITIES
Payable upon return of securities loaned	1,482,503	—	1,039,734
Payables:
Fund shares redeemed	11,965	63,646	148,594
Securities purchased	1,447,947	3,933,531	249,479
Advisory fees	10,556	19,050	14,125
Service fees	2,039	6,042	7,208
Administration fees	6,417	13,379	14,078
Distribution fees	9,581	29,187	36,055
Accrued expenses	24,977	34,033	34,228

Total liabilities	2,995,985	4,098,868	1,543,501

NET ASSETS	$17,619,156	$49,262,513	$58,980,932

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	680,694	2,457,982	2,415,993

Net asset value per share	$25.88	$20.04	$24.41

Maximum offering price per share* (Net asset value divided by 94.25%)	$27.46	$21.26	$25.90

COMPONENTS OF NET ASSETS
Paid in capital	$29,551,431	$66,172,042	$63,448,293
Undistributed net investment income	60,686	474,309	96,164
Accumulated net realized loss on investments	(11,522,720)	(7,456,126)	(4,054,408)
Net unrealized depreciation on investments	(470,241)	(9,927,712)	(509,117)

Net assets	$17,619,156	$49,262,513	$58,980,932

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $936,257, $0, $923,908, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2009 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

INVESTMENT INCOME
Income
Dividends	$207,728	$292,171 (1)	$52,228
Interest	4,294	4,145	3,871
Income from securities lending	11,776	10,753	17,922

Total income	223,798	307,069	74,021

Expenses
Advisory fees	61,491	58,982	43,383
12b-1 fees (Note 3)	30,746	29,491	21,692
Service fees	18,447	17,694	13,015
Fund accounting fees	12,627	12,412	12,887
Administration fees	15,090	14,620	13,238
Transfer agent fees	14,014	14,154	12,937
Registration expense	8,709	8,361	8,352
Audit fees	6,622	6,672	6,622
Custody fees	2,601	2,503	1,973
Legal fees	4,196	4,505	3,325
Reports to shareholders	3,628	3,635	2,782
Trustee fees	2,896	2,874	2,151
Insurance expense	905	906	675
Miscellaneous	708	686	635

Total expenses	182,680	177,495	143,667
Less: expenses waived and reimbursed (Note 3)	(7,255)	(9,163)	(11,335)

Net expenses	175,425	168,332	132,332

Net investment income (loss)	48,373	138,737	(58,311)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss on investments	(4,862,364)	(6,355,548)	(2,834,755)
Change in net unrealized appreciation/depreciation on investments	4,192,955	3,188,930	2,733,019

Net realized and unrealized loss on investments	(669,409)	(3,166,618)	(101,736)

Net decrease in net assets resulting from operations	$(621,036)	$(3,027,881)	$(160,047)

(1)	Net of foreign tax withheld of $913 for Large Value Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2009 (Unaudited)

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

INVESTMENT INCOME
Income
Dividends	$134,857	$1,174,579 (1)	$43,202 (1)
Interest	3,681	8,151	1,375,320
Income from securities lending	7,982	—	19,685

Total income	146,520	1,182,730	1,438,207

Expenses
Advisory fees	40,584	150,614	111,606
12b-1 fees (Note 3)	20,292	57,928	69,754
Service fees	12,175	34,757	41,852
Fund accounting fees	12,956	16,539	21,436
Administration fees	12,647	27,644	31,305
Transfer agent fees	12,134	18,332	14,933
Registration expense	7,676	9,289	9,701
Audit fees	6,622	6,779	6,622
Custody fees	1,893	5,148	5,553
Legal fees	3,083	8,040	5,835
Reports to shareholders	2,503	6,761	7,786
Trustee fees	2,038	4,969	5,033
Insurance expense	646	1,317	1,097
Miscellaneous	646	956	839

Total expenses	135,895	349,073	333,352
Less: expenses waived and reimbursed (Note 3)	(12,087)	(7,601)	(29,407)

Net expenses	123,808	341,472	303,945

Net investment income	22,712	841,258	1,134,262

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
Investments	(3,047,485)	(3,094,714)	(1,966,652)
Foreign currency transactions	—	(123)	(85)
Change in net unrealized appreciation/depreciation on:
Investments	2,728,784	971,017	1,491,950
Foreign currency translations	—	118	16

Net realized and unrealized loss on investments and foreign currency	(318,701)	(2,123,702)	(474,771)

Net increase (decrease) in net assets resulting from operations	$(295,989)	$(1,282,444)	$659,491

(1)	Net of foreign tax withheld of $9,697 for Dividend & Income Portfolio and $801 for Intermediate Fixed Income Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Six Months Ended 6/30/2009(1)	Year Ended 12/31/2008	Six Months Ended 6/30/2009(1)	Year Ended 12/31/2008

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$48,373	$116,802	$138,737	$540,798
Net realized loss on investments	(4,862,364)	(8,079,498)	(6,355,548)	(9,351,650)
Change in net unrealized appreciation/ depreciation on investments	4,192,955	(11,220,346)	3,188,930	(12,842,805)

Net decrease in net assets resulting from operations	(621,036)	(19,183,042)	(3,027,881)	(21,653,657)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(121,638)	—	(366,791)
From net realized gain	—	—	—	(182,625)

Total distributions to shareholders	—	(121,638)	—	(549,416)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,415,865	7,349,867	4,258,833	6,293,782
Proceeds from reinvestment of distribution	—	120,125	—	542,975
Cost of shares redeemed	(6,110,741)	(13,061,982)	(5,265,940)	(14,989,355)
Redemption fees	814	3,106	1,552	4,220

Net decrease in net assets resulting from share transactions	(1,694,062)	(5,588,884)	(1,005,555)	(8,148,378)

Total decrease in net assets	(2,315,098)	(24,893,564)	(4,033,436)	(30,351,451)

NET ASSETS
Beginning of year	29,021,752	53,915,316	28,886,406	59,237,857

End of year	$26,706,654	$29,021,752	$24,852,970	$28,886,406

Undistributed net investment income	$52,188	$3,815	$321,183	$182,446

CHANGE IN SHARES
Shares sold	353,503	419,595	279,373	258,859
Shares issued on reinvestment of distribution	—	9,518	—	32,670
Shares redeemed	(518,602)	(760,435)	(356,993)	(619,869)

Net decrease	(165,099)	(331,322)	(77,620)	(328,340)

(1)	Unaudited

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Mid/Small Growth Portfolio		Mid/Small Value Portfolio
	Six Months Ended 6/30/2009(1)	Year Ended 12/31/2008	Six Months Ended 6/30/2009(1)	Year Ended 12/31/2008

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(58,311)	$(133,774)	$22,712	$104,319
Net realized loss on investments	(2,834,755)	(6,852,039)	(3,047,485)	(6,095,750)
Change in net unrealized appreciation/ depreciation on investments	2,733,019	(8,718,428)	2,728,784	(9,970,886)

Net decrease in net assets resulting from operations	(160,047)	(15,704,241)	(295,989)	(15,962,317)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(62,633)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,350,656	6,560,029	3,166,198	5,899,856
Proceeds from reinvestment of distribution	—	—	—	60,274
Cost of shares redeemed	(5,979,481)	(22,456,214)	(5,486,370)	(21,302,948)
Redemption fees	45	1,440	157	1,472

Net decrease in net assets resulting from share transactions	(2,628,780)	(15,894,745)	(2,320,015)	(15,341,346)

Total decrease in net assets	(2,788,827)	(31,598,986)	(2,616,004)	(31,366,296)

NET ASSETS
Beginning of year	21,425,848	53,024,834	20,235,160	51,601,456

End of year	$18,637,021	$21,425,848	$17,619,156	$20,235,160

Undistributed net investment income	$—	$—	$60,686	$37,974

CHANGE IN SHARES
Shares sold	159,247	219,762	122,650	157,731
Shares issued on reinvestment of distribution	—	—	—	2,419
Shares redeemed	(306,305)	(783,118)	(235,842)	(597,510)

Net decrease	(147,058)	(563,356)	(113,192)	(437,360)

(1)	Unaudited

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio
	Six Months Ended 6/30/2009(1)	Year Ended 12/31/2008	Six Months Ended 6/30/2009(1)	Year Ended 12/31/2008

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$841,258	$2,619,671	$1,134,262	$2,733,901
Net realized gain (loss) on:
Investments	(3,094,714)	(4,383,755)	(1,966,652)	(1,440,875)
Foreign currency	(123)	(3,101)	(85)	269
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	971,135	(16,010,300)	1,491,966	(2,162,349)

Net increase (decrease) in net assets resulting from operations	(1,282,444)	(17,777,485)	659,491	(869,054)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,232,579)	(2,387,929)	(1,241,420)	(2,731,096)
From paid in capital	—	(239,312)	—	—

Total distributions to shareholders	(1,232,579)	(2,627,241)	(1,241,420)	(2,731,096)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,787,793	11,115,601	14,928,205	14,948,643
Proceeds from reinvestment of distribution	1,127,655	2,472,944	1,184,273	2,651,379
Cost of shares redeemed	(9,447,101)	(15,363,663)	(8,984,092)	(17,572,693)
Redemption fees	1,680	2,853	697	5,904

Net increase (decrease) in net assets resulting from share transactions	(529,973)	(1,772,265)	7,129,083	33,233

Total increase (decrease) in net assets	(3,044,996)	(22,176,991)	6,547,154	(3,566,917)

NET ASSETS
Beginning of year	52,307,509	74,484,500	52,433,778	56,000,695

End of year	$49,262,513	$52,307,509	$58,980,932	$52,433,778

Undistributed net investment income	$474,309	$865,630	$96,164	$203,322

CHANGE IN SHARES
Shares sold	402,042	443,732	610,468	580,112
Shares issued on reinvestment of distribution	59,632	96,673	48,839	104,821
Shares redeemed	(510,077)	(630,397)	(368,120)	(690,885)

Net increase (decrease)	(48,403)	(89,992)	291,187	(5,952)

(1)	Unaudited

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Growth Portfolio
	Six Months Ended 06/30/09(1)		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$12.73		$20.65	$19.46	$17.76		$17.40	$16.46

Income from investment operations:
Net investment income (loss)	0.02		0.05	0.01	(0.01	)(2)	0.03	0.09
Net realized and unrealized gain (loss) on investments	(0.12)		(7.92)	1.62	1.71		0.36	0.92

Total from investment operations	(0.10)		(7.87)	1.63	1.70		0.39	1.01

Less distributions:
From net investment income	—		(0.05)	(0.01)	(0.00	)(3)	(0.03)	(0.08)
From net realized gain	—		—	(0.43)	—		—	—

Total distributions	—		(0.05)	(0.44)	(0.00)		(0.03)	(0.08)

Paid in capital from redemption fees (Note 2)	0.00	(3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.01

Net asset value, end of period	$12.63		$12.73	$20.65	$19.46		$17.76	$17.40

Total return	(0.86	)%(4)	(38.09)%	8.38%	9.59%		2.24%	6.22%

Ratios/supplemental data:
Net assets, end of period (millions)	$26.7		$29.0	$53.9	$44.1		$23.7	$20.6

Portfolio turnover rate	87.60	%(4)	40.48%	81.88%	87.06%		11.97%	36.04%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.49	%(5)	1.31%	1.23%	1.22%		1.26%	1.30%
After fees waived and expenses absorbed/recouped	1.43	%(5)(6)	1.25%	1.24%	1.25%		1.25%	1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.33	%(5)	0.21%	0.04%	(0.03)%		0.17%	0.50%
After fees waived and expenses absorbed/recouped	0.39	%(5)	0.27%	0.05%	(0.06)%		0.18%	0.55%

(1)	Unaudited.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Value Portfolio
	Six Months Ended 06/30/09(1)		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$16.84		$28.99	$29.02	$26.55	$24.57	$21.78

Income from investment operations:
Net investment income	0.09		0.32	0.37	0.34	0.21	0.16
Net realized and unrealized gain (loss) on investments	(1.75)		(12.14)	0.59	4.68	2.00	2.73

Total from investment operations	(1.66)		(11.82)	0.96	5.02	2.21	2.89

Less distributions:
From net investment income	—		(0.22)	(0.37)	(0.38)	(0.23)	(0.11)
From net realized gain	—		(0.11)	(0.62)	(2.17)	—	—

Total distributions	—		(0.33)	(0.99)	(2.55)	(0.23)	(0.11)

Paid in capital from redemption fees (Note 2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.01

Net asset value, end of period	$15.18		$16.84	$28.99	$29.02	$26.55	$24.57

Total return	(9.91	)%(3)	(40.77)%	3.34%	18.92%	9.01%	13.32%

Ratios/supplemental data:
Net assets, end of period (millions)	$24.9		$28.9	$59.2	$55.0	$29.5	$25.0

Portfolio turnover rate	67.49	%(3)	54.72%	20.23%	66.89%	24.48%	86.66%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.51	%(4)	1.32%	1.20%	1.18%	1.18%	1.25%
After fees waived and expenses recouped	1.43	%(4)(5)	1.25%	1.20%	1.18%	1.18%	1.25%

Ratio of net investment income to average net assets:
Before fees waived and expenses recouped	1.10	%(4)	1.13%	1.23%	1.42%	0.91%	0.69%
After fees waived and expenses recouped	1.18	%(4)	1.20%	1.23%	1.42%	0.91%	0.69%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Growth Portfolio
	Six Months Ended 06/30/09(1)		Year Ended 12/31/08		Year Ended 12/3107		Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$20.95		$33.43		$35.11		$37.05		$33.89	$29.16

Income from investment operations:
Net investment loss	(0.07	)(3)	(0.13	)(3)	(0.21	)(3)	(0.18	)(2)	(0.14)	(0.20)
Net realized and unrealized (loss) gain on investments	0.40		(12.35)		2.97		1.26		3.30	4.92

Total from investment operations	0.33		(12.48)		2.76		1.08		3.16	4.72

Less distributions:
From net realized gain	—		—		(4.43)		(3.02)		—	—
From paid in capital	—		—		(0.01)		—		—	—

Total distributions	—		—		(4.44)		(3.02)		—	—

Paid in capital from redemption fees (Note 2)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00 (4)	0.01

Net asset value, end of period	$21.28		$20.95		$33.43		$35.11		$37.05	$33.89

Total return	1.53	%(5)	(37.33)%		8.00%		2.80%		9.32%	16.22%

Rations/supplemental date:
Net assets, end of period (millions)	$18.6		$21.4		$53.0		$46.8		$33.0	$24.9

Portfolio turnover rate	24.07	%(5)	34.57%		121.40%		85.04%		9.67%	61.53%

Ratio of expenses to average net assets
Before fees waived and expenses absorbed/recouped	1.66	%(6)	1.40	%(7)	1.23%		1.20%		1.19%	1.29%
After fees waived and expenses absorbed/recouped	1.53	%(6)(8)	1.36	%(7)	1.23%		1.20%		1.19%	1.35%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed/recouped	(0.80	)%(6)	(0.44)%		(0.66)%		(0.48)%		(0.44)%	(0.62)%
After fees waived and expenses absorbed/recouped	(0.67	)%(6)	(0.40)%		(0.66)%		(0.48)%		(0.44)%	(0.68)%

(1)	Unaudited.
(2)	Net investment loss per share is calculated by dividing net investment loss by the average shares outstanding throughout the period.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.
(7)	The expense ratio includes interest expense of 0.01%, which is not subject to the Portfolio’s expense cap.
(8)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Value Portfolio
	Six Months Ended 06/30/09(1)		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$25.49		$41.91		$50.05	$45.50	$43.29	$36.70

Income from investment operations:
Net investment income (loss)	0.04		0.13		0.20	0.17	0.08	(0.02)
Net realized and unrealized gain (loss) on investments	0.35		(16.47)		(0.60)	5.86	4.98	7.74

Total from investment operations	0.39		(16.34)		(0.40)	6.03	5.06	7.72

Less distributions:
From net investment income	—		(0.08)		(0.20)	(0.20)	(0.08)	(0.04)
From net realized gain	—		—		(7.50)	(1.28)	(2.78)	(1.10)
From paid in capital	—		—		(0.04)	—	—	—

Total distributions	—		(0.08)		(7.74)	(1.48)	(2.86)	(1.14)

Paid in capital from redemption fees (Note 2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)	0.01	0.01

Net asset value, end of period	$25.88		$25.49		$41.91	$50.05	$45.50	$43.29

Total return	1.49	%(3)	(38.99)%		(0.79)%	13.23%	11.64%	21.10%

Ratios/supplemental data:
Net assets, end of period (millions)	$17.6		$20.2		$51.6	$53.5	$35.8	$26.7

Portfolio turnover rate	32.28	%(3)	25.19%		39.52%	34.47%	26.75%	79.62%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.67	%(4)	1.42	%(5)	1.23%	1.19%	1.17%	1.29%
After fees waived and expenses recouped	1.52	%(4)(6)	1.37	%(5)	1.23%	1.19%	1.17%	1.35%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	0.13	%(4)	0.27%		0.37%	0.41%	0.20%	(0.04)%
After fees waived and expenses recouped	0.28	%(4)	0.32%		0.37%	0.41%	0.20%	0.02%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	The expense ratio includes interest expense of 0.02%, which is not subject to the Portfolio’s expense cap.
(6)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Dividend & Income Portfolio
	Six Months Ended 06/30/09(1)		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$20.87		$28.69	$29.72	$25.60	$26.20	$23.48

Income from investment operations:
Net investment income	0.37		0.93	1.51 (2)	1.33	0.88	0.78
Net realized and unrealized gain (loss) on investments	(0.68)		(7.73)	(0.91)	4.20	(0.46)	2.84

Total from investment operations	(0.31)		(6.80)	0.60	5.53	0.42	3.62

Less distributions:
From net investment income	(0.52)		(0.93)	(1.51)	(1.33)	(0.88)	(0.87)
From net realized gain	—		—	(0.06)	—	—	—
Return of capital	—		(0.09)	(0.07)	(0.08)	(0.15)	(0.04)

Total distributions	(0.52)		(1.02)	(1.64)	(1.41)	(1.03)	(0.91)

Paid in capital from redemption fees (Note 2)	0.00	(3)	0.00 (3)	0.01	0.00 (3)	0.01	0.01

Net asset value, end of period	$20.04		$20.87	$28.69	$29.72	$25.60	$26.20

Total return	(1.37	)%(4)	(24.31)%	1.91%	22.10%	1.65%	15.79%

Ratios/supplemental data:
Net assets, end of period (millions)	$49.3		$52.3	$74.5	$65.7	$37.7	$26.2

Portfolio turnover rate	2.51	%(4)	6.80%	12.73%	10.03%	2.34%	0.96%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.51	%(5)	1.39%	1.34%	1.31%	1.28%	1.42%
After fees waived and expenses absorbed/recouped	1.48	%(5)(6)	1.35%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	3.60	%(5)	3.93%	5.14%	5.04%	3.53%	3.54%
After fees waived and expenses absorbed/recouped	3.63	%(5)	3.97%	5.13%	5.00%	3.46%	3.61%

(1)	Unaudited.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Intermediate Fixed Income Portfolio
	Six Months Ended 06/30/09(1)		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$24.68		$26.28	$26.14	$26.14	$26.61	$26.82

Income from investment operations:
Net investment income	0.47	(1)	1.26	1.17	1.13	1.05	1.14
Net realized and unrealized gain (loss) on investments	(0.21)		(1.60)	0.14	(0.13)	(0.50)	(0.23)

Total from investment operations	0.26		(0.34)	1.31	1.00	0.55	0.91

Less distributions:
From net investment income	(0.53)		(1.26)	(1.17)	(1.01)	(1.03)	(1.13)

Paid in capital from redemption fees (Note 2)	0.00	(2)	0.00 (2)	0.00 (2)	0.01	0.01	0.01

Net asset value, end of period	$24.41		$24.68	$26.28	$26.14	$26.14	$26.61

Total return	1.07	%(3)	(1.33)%	5.11%	3.96%	2.13%	3.47%

Ratios/supplemental data:
Net assets, end of period (millions)	$59.0		$52.4	$56.0	$46.2	$28.8	$22.5

Portfolio turnover rate	29.84	%(3)	47.41%	47.46%	42.19%	26.06%	38.50%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.20	%(4)	1.17%	1.14%	1.11%	1.10%	1.14%
After fees waived and expenses absorbed	1.09	%(4)(5)	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.96	%(4)	4.63%	4.37%	4.22%	3.82%	3.87%
After fees waived and expenses absorbed	4.07	%(4)	4.90%	4.61%	4.43%	4.02%	4.11%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective February 16, 2009, the expense cap was increased from 0.90% to 1.15%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio. Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio and Rochdale Intermediate Fixed Income Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

(“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

In September 2006, the Financial Accounting Standards Board (FASB) issued a Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. The Portfolios adopted the provisions of SFAS 157 effective with the beginning of the Portfolios’ fiscal year. Management has determined that SFAS No. 157 had no material impact on the Portfolios’ financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. SFAS 161 does not have any impact on the Portfolios’ financial statement disclosures because the Portfolios have not maintained any positions in derivative instruments or engaged in hedging activities.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (SFAS No. 165). The Portfolios adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated. The Portfolios have evaluated subsequent events through August 31, 2009, the date that the financial statements were available to be issued.

B.	Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net assets value (“NAV”) calculations.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

C.	Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Portfolios’ fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Portfolios indicated below have Post October losses:

Portfolio	Post October Loss
Large Growth Portfolio	$4,287,315
Large Value Portfolio	4,487,438
Mid/Small Growth Portfolio	4,481,823
Mid/Small Value Portfolio	2,365,338
Dividend & Income Portfolio	2,814,262
Intermediate Fixed Income Portfolio	164,538

For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2008, which are available to offset future capital gains, if any:

	Capital losses expiring in:

Portfolio	2012	2013	2014	2015	2016	Total
Large Cap Growth Portfolio	$—	$—	$—	$—	$4,970,734	$4,970,734
Large Cap Value Portfolio	—	—	—	—	4,873,166	4,873,166
Mid/Small Growth Portfolio	—	—	—	—	3,727,565	3,727,565
Mid/Small Value Portfolio	—	—	—	—	6,109,897	6,109,897
Dividend & Income Portfolio	—	—	—	—	1,566,269	1,566,269
Intermediate Fixed Income Portfolio	273,604	115,546	226,027	29,507	1,276,630	1,921,314

Effective June 29, 2007, the Portfolios adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Portfolios’ net assets or results of operations. FIN 48 requires the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios only relate to Federal tax years. As of June 30, 2009, open Federal tax years include the tax year ended December 31, 2005 through December 31, 2008.

D.	Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.

Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.	Forward Currency Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.	Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.	Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

At June 30, 2009, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$4,965,629	$5,367,689
Rochdale Large Value Portfolio	3,888,196	4,159,985
Rochdale Mid/Small Growth Portfolio	3,055,950	3,144,931
Rochdale Mid/Small Value Portfolio	936,257	986,194
Rochdale Intermediate Fixed Income Portfolio	923,908	946,723

J.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

K.	Securities Sold Short. To the extent the Portfolios engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Portfolios would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. The Portfolios would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

L.	Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth and Mid/Small Value Portfolios; and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

The Advisor also furnishes the Portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per Portfolio basis a fee based upon the average daily net assets of these Portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

maximum of 1.50%, 1.50%, 1.60%, 1.60%, 1.60% and 1.15% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Prior to February 16, 2009, the Advisor had contractually agreed to reduce its fees and/or pay expenses for each Portfolio’s Total Annual Fund Operating Expenses (excluding interest, taxes, and acquired fund fees and expenses) to 1.25%, 1.25%, 1.35%, 1.35%, 1.35% and 0.90% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the six months ended June 30, 2009, the Advisor has reimbursed for expenses in excess of the limit in the amounts of $7,255 for the Large Growth Portfolio, $9,163 for the Large Value Portfolio, $11,335 for the Mid/Small Growth Portfolio, $12,087 for the Mid/Small Value Portfolio, $7,601 for the Dividend & Income Portfolio, and $29,407 for the Intermediate Fixed Income Portfolio.

At June 30, 2009, the cumulative amounts available for reimbursement that have been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Large Growth Portfolio	$32,639
Rochdale Large Value Portfolio	40,648
Rochdale Mid/Small Growth Portfolio	22,935
Rochdale Mid/Small Value Portfolio	29,656
Rochdale Dividend & Income Portfolio	35,523
Rochdale Intermediate Fixed Income Portfolio	384,194

At June 30, 2009, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2009	2010	2011	2012
Rochdale Large Growth Portfolio	$—	$—	$25,384	$7,255
Rochdale Large Value Portfolio	—	—	31,485	9,163
Rochdale Mid/Small Growth Portfolio	—	—	11,600	11,335
Rochdale Mid/Small Value Portfolio	—	—	17,569	12,087
Rochdale Dividend & Income Portfolio	—	—	27,922	7,601
Rochdale Intermediate Fixed Income Portfolio	80,470	124,136	150,181	29,407

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s share has advised the Trust that it retained net selling commission for the six months ended June 30, 2009 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$9
Rochdale Large Value Portfolio	14
Rochdale Mid/Small Growth Portfolio	1
Rochdale Mid/Small Value Portfolio	11
Rochdale Dividend & Income Portfolio	626
Rochdale Intermediate Fixed Income Portfolio	388

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to RIM Securities LLC. For the six months ended June 30, 2009, the amounts paid to the Distributor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$30,746
Rochdale Large Value Portfolio	29,491
Rochdale Mid/Small Growth Portfolio	21,692
Rochdale Mid/Small Value Portfolio	20,292
Rochdale Dividend & Income Portfolio	57,928
Rochdale Intermediate Fixed Income Portfolio	69,754

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from the Portfolios at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the six months ended June 30, 2009, RIM Securities LLC received $25 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted less than 1% of the Portfolios’ brokerage commissions during the period.

Portfolio	Commissions
Rochdale Large Growth Portfolio	$80,637
Rochdale Large Value Portfolio	63,776
Rochdale Mid/Small Growth Portfolio	17,631
Rochdale Mid/Small Value Portfolio	27,151
Rochdale Dividend & Income Portfolio	13,447
Rochdale Intermediate Fixed Income Portfolio	15

$202,657

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments and U.S. Government securities, for the six months ended June 30, 2009, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$21,667,704	$19,194,830
Rochdale Large Value Portfolio	16,579,041	14,002,204
Rochdale Mid/Small Growth Portfolio	3,535,919	5,009,065
Rochdale Mid/Small Value Portfolio	4,445,386	7,254,066
Rochdale Dividend & Income Portfolio	3,957,231	1,018,263
Rochdale Intermediate Fixed Income Portfolio	19,526,744	3,937,263

The cost of purchases and the proceeds from sales of U.S. Government securities, other than short-term investments, for the six months ended June 30, 2009, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$—	$—
Rochdale Large Value Portfolio	—	—
Rochdale Mid/Small Growth Portfolio	—	—
Rochdale Mid/Small Value Portfolio	—	—
Rochdale Dividend & Income Portfolio	—	—
Rochdale Intermediate Fixed Income Portfolio	5,181,225	11,093,093

NOTE 5 – TAX INFORMATION

As of December 31, 2008, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio
Cost of investments for tax purposes	$38,610,498	$41,260,447	$33,581,658

Gross tax unrealized appreciation	1,253,127	919,571	538,929
Gross tax unrealized depreciation	(5,173,604)	(6,216,620)	(4,607,423)

Net tax unrealized depreciation on investments*	(3,920,477)	(5,297,049)	(4,068,494)
Undistributed ordinary income	3,815	182,446	—
Other accumulated losses	(9,258,049)	(9,360,604)	(8,209,388)

Total accumulated losses	$(13,174,711)	$(14,475,207)	$(12,277,882)

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio
Cost of investments for tax purposes	$26,466,244	$61,726,273	$55,396,524

Gross tax unrealized appreciation	1,392,432	5,647,349	649,571
Gross tax unrealized depreciation	(4,591,457)	(15,661,159)	(2,618,512)

Net tax unrealized depreciation on investments*	(3,199,025)	(10,013,810)	(1,968,941)
Undistributed ordinary income	37,974	—	169,377
Other accumulated losses	(8,475,235)	(4,380,696)	(2,085,868)

Total accumulated losses	$(11,636,286)	$(14,394,506)	$(3,885,432)

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales, partnership income and passive foreign investment companies.

The tax composition of dividends for the six months ended June 30, 2009 was as follows:

	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital Total
Large Growth Portfolio	$—	$—	$—
Large Value Portfolio	—	—	—
Mid/Small Growth Portfolio	—	—	—
Mid/Small Value Portfolio	—	—	—
Dividend & Income Portfolio	1,232,579	—	—
Intermediate Fixed Income Portfolio	1,241,420	—	—

The tax composition of dividends for the year ended December 31, 2008 was as follows:
	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital Total
Large Growth Portfolio	$121,638	$—	$—
Large Value Portfolio	452,476	96,940	—
Mid/Small Growth Portfolio	—	—	—
Mid/Small Value Portfolio	62,633	—	—
Dividend & Income Portfolio	2,387,929	—	239,312
Intermediate Fixed Income Portfolio	2,731,096	—	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2008.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2009 (Unaudited), Continued

NOTE 6 – LINE OF CREDIT

Each of the Portfolios has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Portfolios’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

The Portfolios had no borrowings under the LOC for the six months ended June 30, 2009.

NOTE 7 – SUBSEQUENT EVENTS

On July 1, 2009, Rochdale Investment Management launched the Rochdale Fixed Income Opportunities Portfolio. The Rochdale Fixed Income Opportunities Portfolio seeks high current income. The Portfolio seeks to generate a high level of current income through investments in fixed income securities that generate yields and/or capital appreciation above that which is generally available from traditional fixed income investments. Through investment in various types of lower-rated, high-yielding corporate debt instruments, as well as first and second lien senior floating rate loans, other floating rate debt securities, corporate obligations and alternative securities which have attractive yields, the Portfolio seeks to realize above average total return.

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 62	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	7	*

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 51	President and Secretary	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A

Edmund Towers 570 Lexington Avenue New York, NY 10022 Age: 51	Treasurer	Since 2005	Chief Financial Officer, Rochdale Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 37	Chief Compliance Officer	Since 2004	Senior Executive Vice President, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Age: 68	Trustee	Since 1998	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	7	*

Jerry Roland 570 Lexington Avenue New York, NY 10022 Age: 72	Trustee	Since 2001	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	7	*

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Age: 73	Trustee	Since 2004	Retired; Previously was a Consultant, Babcock & Brown, 2001 to present.	7	e-Smart Technologies Inc.;*

*	Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC and Rochdale International Trade Fixed Income Fund.

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and information regarding how the Portfolios voted proxies related to portfolio securities, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ROCHDALE INVESTMENT TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)

During the period covered by this report, the Board, including a majority of the independent Trustees (i) approved the renewal of the Advisory Agreement between Rochdale and the Trust with respect to each of those Portfolios then offered by the Trust; (ii) approved the Advisory Agreement with respect to Rochdale Fixed Income Opportunities Portfolio (“RFIOP”), a newly organized Portfolio of the Trust; and (ii) approved certain agreements (collectively, “Subadvisory Agreements”) pursuant to which Federated Investment Management Company (“Federated”) and Seix Advisors (“Seix”, together with Federated, the “Subadvisors”) would provide portfolio management services to RFIOP. In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board of Trustees has been prepared, including a summary of the conclusions reached by the Board of Trustees with respect to these factors. Overall, the Board concluded that continuation of the Advisory Agreement would be in the best interest of the Portfolios and consistent with the expectations of their shareholders.

Continuation of the Advisory Agreement relating to the Portfolios. In reviewing the nature, extent and quality of advisory services provided by the Advisor, the Board considered the performance of the Portfolios relative to their respective benchmarks, the Advisor’s investment methodologies (including the proprietary investment models and quantitative analysis made available to the Portfolios by Rochdale) and information, assembled by a third party service provider, about the performance achieved by comparable funds managed by other investment advisers (“peer group” or “peer funds”). The Board concluded that the performance achieved by the Advisor, as well as the overall quality of the services provided by the Advisor to the Portfolios, is comparable to the performance achieved by, and services provided to, peer funds of comparable size and with similar objectives, and that the services provided by the Advisor are satisfactory and continue to support the Board’s original selection of the Advisor. The Board also considered the experience and capabilities of the Advisor’s management and investment professionals as well as the fact that the Portfolios serve as vehicles for implementing asset allocation strategies for the substantial portion of the Trust’s shareholders who are also advisory clients of Rochdale.

In reviewing the structure of the advisory fee and corollary factors such as the cost of services provided and the profitability of the Portfolios to the Advisor, the Board considered information relating to advisory fee revenues and those expenses borne by the Advisor, including benefits (including economies of scale) that may be realized by the Advisor as a result of its relationship with the Trust. The Board concluded that, in light of the specific facts and circumstances of the Portfolios, the rate at which the Adviser is compensated for its services is reasonable and the Advisor’s profit level is not excessive. In reaching its conclusions, the Board had before it certain publicly available information about fees and expenses incurred by other funds in the peer group. While the Board found such comparisons to be useful as an indication of the range of costs borne by other funds within the peer group, the Board did not specifically rely upon such comparisons or identify any single factor as being a determining factor in its decision. Rather, the Board based its findings on the specific facts and circumstances of the Portfolios. The Board was also informed with respect to fees charged by the Advisor to other institutional, pension and individual accounts (“private accounts”). The Board distinguished the fee structures of private accounts from that of the Trust in light of the regulatory framework within which mutual funds, such as the Portfolios, operate, and the expenses incurred by the Advisor in order to ensure compliance with such regulations.

Approval of the Advisory Agreement for RFIOP. In approving the Advisory Agreement with respect to RFIOP, the Board considered all of the factors above and considered the fact that, with respect to RFIOP, Rochdale would provide investment oversight and related administrative and compliance services to RFIOP but that day-to-day investment decisions would be made for RFIOP by two subadvisory organizations, Seix and Federated. In considering the fee to be paid to Rochdale, the Board also considered the fact that Rochdale (and not RFIOP) would be responsible for compensating the respective Subadvisors for their services to RFIOP.

Subadvisory Agreements. In finding that approval of each of the proposed Subadvisory Agreements was appropriate and in the interests of the Trust, the Board based its findings on the specific facts and circumstances of RFIOP, including the nature, extent and quality of the services expected to be provided by the respective Subadvisors, their experience in managing assets in the relevant asset classes and the track records achieved by the

ROCHDALE INVESTMENT TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED), Continued

Subadvisors. The Board also gave substantial weight to the recommendation of the Advisor and the fact that RFIOP, like the Trust’s existing Portfolios, is expected to serve as a vehicle for implementing asset allocation strategies for investors who are discretionary investment advisory clients of the Advisor. While the Board was informed with respect to other accounts managed by the respective Subadvisors and the expected costs that the respective Subadvisors would incur in providing services tor RFIOP, the Board did not give substantial weight to information about the profitability of the proposed Subadvisors due to the fact that each would be compensated by the Advisor out of its fee and not by RFIOP directly.

Advisor

Rochdale Investment Management LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Distributor

RIM Securities LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Custodian

U.S Bank, NA.

Custody Operations

1555 N. RiverCenter Dr., Suite 302

Milwakee, WI 53212

(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust

570 Lexington Avenue

New York, NY 10022-6837

800-245-9888

www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provide detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC

Investment Company Act File number

is 811-08685)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable. The funds do not have a formal nominating charter.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or

15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 24, 2004.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rochdale Investment Trust

By (Signature and Title) /s/ Garrett R. D’Alessandro

Garrett R. D’Alessandro, President

Date             9/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Garrett R. D’Alessandro

Garrett R. D’Alessandro, President

Date             9/9/09

By (Signature and Title) /s/ Edmund Towers

Edmund Towers, Treasurer

Date             9/9/09